                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                           REGISTRATION STATMENT NO.: 333-130210

[CCM LOGO]
CARRINGTON CAPITAL MANAGEMENT

MBS NEW ISSUE TERM SHEET

MBS NEW ISSUE TERM SHEET

$1,153,121,000 (APPROXIMATE)

--------------------------------------------------------------------------------
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

FREMONT INVESTMENT & LOAN
Originator & Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
Issuing Entity

JUNE 19, 2006

--------------------------------------------------------------------------------
Barclays Capital Inc.                                    [BARCLAYS CAPITAL LOGO]

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.
This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered
Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such
Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-888-227- 2275 ext.2663.

                                        1

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                          $1,153,121,000 (APPROXIMATE)

--------------------------------------------------------------------------------
                CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
                     ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

                            CARRINGTON SECURITIES, LP
                                     Sponsor

                            FREMONT INVESTMENT & LOAN
                              Originator & Servicer

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    Depositor

                CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1
                                 Issuing Entity

TRANSACTION HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL DISTRIBUTION      INITIAL
  OFFERED                                              EXPECTED RATINGS    AVG LIFE(1)(2)        WINDOW(1)(2)        SUBORDINATION
CLASSES(4)    BALANCE(3)   DESCRIPTION   BENCHMARK   (S&P/MOODY'S/FITCH)     CALL / MAT           CALL / MAT           LEVEL (%)
----------------------------------------------------------------------------------------------------------------------------------

    A-1      487,374,000      FLT/SEN     1M LIBOR      AAA / Aaa / AAA      1.00 / 1.00        1 - 21 / 1 - 21          26.10
    A-2      201,960,000      FLT/SEN     1M LIBOR      AAA / Aaa / AAA      2.00 / 2.00       21 - 28 / 21 - 28         26.10
    A-3      153,884,000      FLT/SEN     1M LIBOR      AAA / Aaa / AAA      3.00 / 3.00       28 - 70 / 28 - 70         26.10
    A-4       59,968,000      FLT/SEN     1M LIBOR      AAA / Aaa / AAA      5.91 / 8.17      70 - 71 / 70 - 162         26.10
    M-1       50,109,000     FLT/MEZZ     1M LIBOR      AA+ / Aa1 / AA+      5.04 / 5.48      52 - 71 / 52 - 142         22.00
    M-2       46,443,000     FLT/MEZZ     1M LIBOR      AA+ / Aa2 / AA       4.65 / 5.09      47 - 71 / 47 - 137         18.20
    M-3       28,110,000     FLT/MEZZ     1M LIBOR      AA+ / Aa3 / AA-      4.48 / 4.91      45 - 71 / 45 - 131         15.90
    M-4       25,666,000     FLT/MEZZ     1M LIBOR       AA / A1 / A+        4.40 / 4.81      43 - 71 / 43 - 127         13.80
    M-5       24,443,000     FLT/MEZZ     1M LIBOR       AA / A2 / A+        4.33 / 4.73      42 - 71 / 42 - 122         11.80
    M-6       21,999,000     FLT/MEZZ     1M LIBOR       AA- / A3 / A        4.29 / 4.67      41 - 71 / 41 - 117         10.00
    M-7       20,777,000     FLT/MEZZ     1M LIBOR      A+ / Baa1 / A-       4.25 / 4.61      40 - 71 / 40 - 112          8.30
    M-8       18,333,000     FLT/MEZZ     1M LIBOR     A+ / Baa2 / BBB+      4.22 / 4.55      39 - 71 / 39 - 107          6.80
    M-9       14,055,000     FLT/MEZZ     1M LIBOR      A / Baa3 / BBB+      4.21 / 4.50      39 - 71 / 39 - 101          5.65
  M-10(5)     15,277,000     FLT/MEZZ     1M LIBOR     BBB- / Ba1 / BBB      4.18 / 4.42       38 - 71 / 38 - 95          4.40

(1.) Certificates are priced to the 10% optional clean-up call.

(2.) Based on the pricing prepayment assumption described herein.

(3.) Certificate sizes subject to a variance of +/- 5%.

(4.) On any Distribution Date after the date on which the Optional Termination is in effect and not exercised the related margin shall increase to 2.0 times the related margin for each Class A Certificate, and 1.5 times for any Mezzanine Certificate.

(5.) The Class M-10 Certificates are not offered hereby.

PRICING PREPAYMENT ASSUMPTION

ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in month 1, building to 30.0% CPR by month 12; 30.0% CPR for months 13-22; 50.0% CPR for months 23-27; 35.0% CPR for months 28 and thereafter.

FIXED-RATE MORTGAGE LOANS: 4.6% CPR in month 1, building to 23.0% CPR by month
12 and remaining at 23.0% CPR thereafter.

                                        2

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

ISSUING ENTITY:                  Carrington Mortgage Loan Trust, Series
                                 2006-FRE1.

DEPOSITOR:                       Stanwich Asset Acceptance Company, L.L.C.

SPONSOR:                         Carrington Securities, LP.

ORIGINATOR & SERVICER:           Fremont Investment & Loan.

TRUSTEE & CUSTODIAN:             Wells Fargo Bank, N.A.

LEAD MANAGER:                    Barclays Capital Inc.

CO-MANAGERS:                     Bear, Stearns & Co. Inc.
                                 Northeast Securities, Inc.

CAP CONTRACTS PROVIDER:          Swiss Re Financial Products Corporation.

RESPONSIBLE PARTY:               Fremont Investment & Loan, as responsible
                                 party, makes certain representations and
                                 warranties with respect to the Mortgage Loans
                                 and has certain obligations with respect to the
                                 repurchase and substitution of the Mortgage
                                 Loans.

OFFERED CERTIFICATES:            Approximately $903,186,000 senior floating-rate
                                 certificates consisting of the Class A-1, Class
                                 A-2, Class A-3 and Class A-4 Certificates
                                 (together the "Class A Certificates") and
                                 approximately $249,935,000 mezzanine floating
                                 rate certificates consisting of the Class M-1,
                                 Class M-2, Class M-3, Class M-4, Class M-5,
                                 Class M-6, Class M-7, Class M-8 and Class M-9
                                 Certificates (together with the Class M-10
                                 Certificates, the "Class M Certificates" or the
                                 "Mezzanine Certificates"). The Class A
                                 Certificates and the Mezzanine Certificates
                                 (other than the Class M-10 Certificates) are
                                 referred to herein as the "Offered
                                 Certificates". The Offered Certificates and the
                                 Class M-10 Certificates are backed by
                                 adjustable-rate and fixed-rate, interest-only,
                                 balloon and fully-amortizing, first lien and
                                 second lien, closed-end, subprime, mortgage
                                 loans (the "Mortgage Loans").

NON-OFFERED CERTIFICATES:        The Class M-10, Class CE, Class P and Class R
                                 Certificates will not be offered pursuant to
                                 the prospectus.

                                        3

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

MORTGAGE LOANS:                  As of June 1, 2006, the Mortgage Loans will
                                 consist of approximately 4,722 adjustable-rate
                                 and fixed-rate, interest-only, balloon and
                                 fully-amortizing, first and second lien,
                                 closed-end, subprime mortgage loans, with a
                                 scheduled principal balance of approximately
                                 $1,222,172,881.

                                 As of the Cut-off Date, approximately 0.24% of
                                 the Mortgage Loans were 30 to 59 days
                                 delinquent in the payment of principal and/or
                                 interest, however, no Mortgage Loan that is 30
                                 to 59 days delinquent or 60 or more days
                                 delinquent in the payment of principal and/or
                                 interest as of the Cut-off Date will be
                                 included in the mortgage pool as of the Closing
                                 Date. For purposes of categorizing Mortgage
                                 Loans as delinquent, the Cut-off Date shall
                                 mean the close of business on May 31, 2006.

                                 To the Sponsor's knowledge, approximately
                                 44.42% of the first lien mortgage loans are
                                 secured by mortgaged properties with respect to
                                 which second lien mortgage loans were
                                 originated at the same time as the first lien
                                 mortgage loan. These second lien mortgage loans
                                 may or may not be part of the mortgage pool.
                                 The owners of the mortgaged properties may
                                 obtain second lien mortgage loans at any time
                                 without the Sponsor's knowledge and, thus, more
                                 mortgaged properties than described above may
                                 also secure second lien mortgage loans.

EXPECTED PRICING DATE:           On or about June 22, 2006.

CLOSING DATE:                    On or about June 28, 2006.

CUT-OFF DATE:                    June 1, 2006.

DISTRIBUTION DATE:               The 25th day of each month (or if such 25th day
                                 is not a business day, the next succeeding
                                 business day) commencing in July 2006.

RECORD DATE:                     The business day immediately preceding each
                                 Distribution Date.

DELAY DAYS:                      Zero days on all Class A and Mezzanine
                                 Certificates.

DUE PERIOD:                      The Due Period with respect to any Distribution
                                 Date commences on the second day of the month
                                 immediately preceding the month in which such
                                 Distribution Date occurs and ends on the first
                                 day of the month in which such Distribution
                                 Date occurs.

INTEREST ACCRUAL PERIOD:         The Interest Accrual Period for any
                                 Distribution Date and for the Class A
                                 Certificates and Mezzanine Certificates is the
                                 period commencing on the Distribution Date of
                                 the month immediately preceding the month in
                                 which the Distribution Date occurs or, in the
                                 case of the first Distribution Date, commencing
                                 on the Closing Date, and ending on the day
                                 preceding the Distribution Date. All
                                 distributions of interest on the Class A
                                 Certificates and Mezzanine Certificates will be
                                 based on a 360-day year and the actual number
                                 of days in the applicable Interest Accrual
                                 Period.

                                        4

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

PREPAYMENT PERIOD:               The Prepayment Period with respect to any
                                 distribution date and principal prepayments in
                                 full is the period beginning on the 16th day of
                                 the calendar month immediately preceding the
                                 month in which the distribution date occurs to
                                 the 15th day of the then current calendar month
                                 and, with respect to principal prepayments in
                                 part, the Prepayment Period is the preceding
                                 calendar month.

ERISA CONSIDERATIONS:            Subject to the considerations in the Prospectus
                                 Supplement, it is expected that the Offered
                                 Certificates will be eligible for purchase by
                                 certain ERISA plans as of the Closing Date.
                                 However, investors should consult with their
                                 counsel with respect to the consequences under
                                 ERISA and the Internal Revenue Code of an ERISA
                                 plan's acquisition and ownership of such
                                 Certificates.

LEGAL INVESTMENT:                The Offered Certificates will NOT constitute
                                 "mortgage related securities" for the purposes
                                 of the Secondary Mortgage Market Enhancement
                                 Act of 1984 ("SMMEA").

TAX STATUS:                      For federal income tax purposes, each Offered
                                 Certificate will represent beneficial ownership
                                 of a REMIC regular interest and an interest in
                                 an interest rate cap agreement.

FORM OF REGISTRATION:            Book-entry form through DTC, Clearstream and
                                 Euroclear.

MINIMUM DENOMINATIONS:           Class A and Class M-1 Certificates: $100,000
                                 and integral multiples of $1 in excess thereof.

                                 Class M-2, Class M-3, Class M-4, Class M-5,
                                 Class M-6, Class M-7, Class M-8, Class M-9 and
                                 Class M-10 Certificates: $250,000 and integral
                                 multiples of $1 in excess thereof.

OPTIONAL TERMINATION:            At its option, the majority holder of the Class
                                 CE Certificates, in accordance with the terms
                                 of the Pooling and Servicing Agreement, may
                                 purchase all of the Mortgage Loans, together
                                 with any properties in respect of such Mortgage
                                 Loans acquired on behalf of the trust, and
                                 thereby effect termination and early retirement
                                 of the certificates, after the aggregate
                                 principal balance of (i) the Mortgage Loans
                                 remaining in the trust at the time of such
                                 purchase, and (ii) properties acquired in
                                 respect of such Mortgage Loans has been reduced
                                 to less than 10% of the aggregate principal
                                 balance of the Mortgage Loans as of the Cut-off
                                 Date.

ADMINISTRATIVE FEE RATES:        The sum of (i) the "Servicing Fee", calculated
                                 at the "Servicing Fee Rate" of 0.50% per annum,
                                 and (ii) the "Trustee Fee" calculated at the
                                 "Trustee Fee Rate" of 0.0025% per annum.
                                 Administrative Fees will be paid monthly on the
                                 stated principal balance of the Mortgage Loans.

PRINCIPAL & INTEREST ADVANCES:   The Servicer is required to advance delinquent
                                 payments of principal and interest on the
                                 Mortgage Loans to the extent such amounts are
                                 deemed recoverable. The Servicer is entitled to
                                 be reimbursed for such advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

                                        5

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

SERVICING ADVANCES:              The Servicer will pay all out-of-pocket costs
                                 related to its obligations, including, but not
                                 limited to: (i) expenses in connection with a
                                 foreclosed Mortgage Loan prior to the
                                 liquidation of such loan, (ii) the costs of any
                                 judicial proceedings, including foreclosures
                                 and (iii) the cost of managing and liquidating
                                 property acquired in relation to the Mortgage
                                 Loans, as long as it deems all such costs to be
                                 recoverable. The Servicer is entitled to be
                                 reimbursed for these advances, and therefore
                                 these advances are not a form of credit
                                 enhancement.

COMPENSATING INTEREST:           The Servicer is required to pay Compensating
                                 Interest up to the amount of the Servicing Fee
                                 to cover Prepayment Interest Shortfalls due to
                                 principal prepayments in full on the Mortgage
                                 Loans.

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:              1. Excess Spread

                                 2. Overcollateralization

                                 3. Subordination

OVERCOLLATERALIZATION AMOUNT:    The Overcollateralization Amount with respect
                                 to any Distribution Date is the excess, if any,
                                 of (a) the aggregate principal balance of the
                                 Mortgage Loans (including Mortgage Loans
                                 related to any REO Property) as of the last day
                                 of the related Due Period over (b) the sum of
                                 the aggregate Certificate Principal Balance of
                                 the Class A Certificates, the Mezzanine
                                 Certificates and the Class P Certificates,
                                 after giving effect to distributions to be made
                                 on such Distribution Date.

OVERCOLLATERALIZATION TARGET     The Overcollateralization Target Amount with
AMOUNT:                          respect to any Distribution Date is (a) prior
                                 to the Stepdown Date, an amount equal to 4.40%
                                 of the aggregate principal balance of the
                                 Mortgage Loans as of the Cut-off Date; (b) on
                                 or after the Stepdown Date, provided a Trigger
                                 Event is not in effect, the greater of (i)
                                 8.80% of the then current aggregate outstanding
                                 principal balance of the Mortgage Loans as of
                                 the last day of the related Due Period and (ii)
                                 the Overcollateralization Floor Amount; or (c)
                                 on or after the Stepdown Date and if a Trigger
                                 Event is in effect, the Overcollateralization
                                 Target Amount for the immediately preceding
                                 Distribution Date. Notwithstanding the
                                 foregoing, on and after any Distribution Date
                                 following the reduction of the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates, Mezzanine Certificates and Class
                                 P Certificates to zero, the
                                 Overcollateralization Target Amount will be
                                 zero.

OVERCOLLATERALIZATION FLOOR      An amount equal to 0.50% of the aggregate
AMOUNT:                          principal balance of the Mortgage Loans as of
                                 the Cut-off Date.

                                        6

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION INCREASE   An Overcollateralization Increase Amount with
AMOUNT:                          respect to any Distribution Date equals the
                                 lesser of (a) the Net Monthly Excess Cashflow
                                 for such Distribution Date and (b) the amount,
                                 if any, by which the Overcollateralization
                                 Target Amount exceeds the Overcollateralization
                                 Amount on such Distribution Date (calculated
                                 for this purpose only after assuming that 100%
                                 of the Principal Remittance Amount on such
                                 Distribution Date has been distributed).

OVERCOLLATERALIZATION            An Overcollateralization Reduction Amount with
REDUCTION AMOUNT:                respect to any Distribution Date is the lesser
                                 of (a) the Principal Remittance Amount on such
                                 Distribution Date and (b) the excess, if any,
                                 of (i) the Overcollateralization Amount for
                                 such Distribution Date (calculated for this
                                 purpose only after assuming that 100% of the
                                 Principal Remittance Amount on such
                                 Distribution Date has been distributed) over
                                 (ii) the Overcollateralization Target Amount
                                 for such Distribution Date.

STEPDOWN DATE:                   The later to occur of (x) the Distribution Date
                                 occurring in July 2009 and (y) the first
                                 Distribution Date on which the Credit
                                 Enhancement Percentage (calculated for this
                                 purpose only prior to any distribution of the
                                 Principal Distribution Amount to the holders of
                                 the Certificates then entitled to distributions
                                 of principal on the related Distribution Date)
                                 is greater than or equal to approximately
                                 52.20%.

CREDIT ENHANCEMENT PERCENTAGE:   The Credit Enhancement Percentage for any
                                 Distribution Date is the percentage obtained by
                                 dividing (x) the aggregate Certificate
                                 Principal Balance of the Mezzanine Certificates
                                 and the Class CE Certificates, calculated after
                                 taking into account payments of principal on
                                 the Mortgage Loans and distribution of the
                                 Principal Distribution Amount to the holders of
                                 the certificates then entitled to distributions
                                 of principal on the related Distribution Date,
                                 by (y) the aggregate principal balance of the
                                 Mortgage Loans as of the last day of the
                                 related Due Period.

                                                   TARGETED ON AND AFTER
                                 CLASS   INITIAL       STEPDOWN DATE
                                 -----   -------   ---------------------
                                   A      26.10            52.20
                                  M-1     22.00            44.00
                                  M-2     18.20            36.40
                                  M-3     15.90            31.80
                                  M-4     13.80            27.60
                                  M-5     11.80            23.60
                                  M-6     10.00            20.00
                                  M-7      8.30            16.60
                                  M-8      6.80            13.60
                                  M-9      5.65            11.30
                                  M-10     4.40             8.80

                                        7

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

TRIGGER EVENT:                   With respect to any Distribution Date on or
                                 after the Stepdown Date, a Trigger Event is in
                                 effect if:

                                      1)   the percentage obtained by dividing
                                           (i) the Rolling Three-Month
                                           Delinquency Average plus the
                                           aggregate principal balance of the
                                           Mortgage Loans that, as of the last
                                           day of the previous calendar month,
                                           are in foreclosure, have been
                                           converted to REO Properties or have
                                           been discharged due to bankruptcy, by
                                           (ii) the aggregate principal balance
                                           of the Mortgage Loans (including
                                           Mortgage Loans related to REO
                                           Property) as of the last day of the
                                           previous calendar month, exceeds
                                           30.65% of the then Credit Enhancement
                                           Percentage for the prior Distribution
                                           Date; or

                                      2)   the aggregate amount of Realized
                                           Losses incurred since the Cut-Off
                                           Date through the last day of the
                                           related Due Period (reduced by the
                                           aggregate amount of Subsequent
                                           Recoveries received since the Cut-Off
                                           Date through the last day of the
                                           related Due Period) divided by the
                                           aggregate principal balance of the
                                           Mortgage Loans as of the Cut-Off Date
                                           exceeds the applicable percentages
                                           set forth below with respect to such
                                           Distribution Date.

                                      DISTRIBUTION DATE
                                         OCCURRING IN          PERCENTAGE
                                 ---------------------------   ----------
                                 July 2009 through June 2010      3.90%
                                 July 2010 through June 2011      5.25%
                                 July 2011 through June 2012      6.25%
                                   July 2012 and thereafter       6.75%

SUBSEQUENT RECOVERIES:           Subsequent Recoveries are unanticipated amounts
                                 received on a liquidated Mortgage Loan that
                                 resulted in a Realized Loss in a prior month.
                                 If Subsequent Recoveries are received, they
                                 will be included as part of the Principal
                                 Remittance Amount for the following
                                 Distribution Date and distributed in accordance
                                 with the priorities described in this term
                                 sheet. In addition, after giving effect to all
                                 distributions on a Distribution Date, the
                                 amount of such Subsequent Recoveries will
                                 increase the Certificate Principal Balance
                                 first, of the Class A Certificates then
                                 outstanding, if a Realized Loss has been
                                 allocated to the Class A Certificates, on a
                                 pro-rata basis by the amount of such Subsequent
                                 Recoveries, and second, of the class of
                                 Mezzanine Certificates then outstanding with
                                 the highest distribution priority to which a
                                 Realized Loss was allocated. Thereafter, such
                                 class of Class A and Mezzanine Certificates
                                 will accrue interest on the increased
                                 Certificate Principal Balance.

REO PROPERTY:                    REO Property is mortgaged property acquired by
                                 the Servicer through foreclosure or
                                 deed-in-lieu of foreclosure.

ROLLING THREE-MONTH              With respect to any Distribution Date, the
DELINQUENCY AVERAGE:             average aggregate principal balance of the
                                 Mortgage Loans delinquent 60 days or more for
                                 each of the three (or one and two, in the case
                                 of the first and second Distribution Dates,
                                 respectively) immediately preceding months.

                                        8

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
--------------------------------------------------------------------------------

INTEREST DISTRIBUTION            On each Distribution Date, the Interest
PRIORITY:                        Remittance Amount will be distributed in the
                                 following order of priority:

                                      1)   To the holders of each class of Class
                                           A Certificates, on a pro rata basis
                                           based on the entitlement of each such
                                           class, the Senior Interest
                                           Distribution Amount allocable to such
                                           class of Class A Certificates; and

                                      2)   Sequentially to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates in that
                                           order, the Interest Distribution
                                           Amount allocable to each such class.

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION           On each Distribution Date (a) prior to the
PRIORITY:                        Stepdown Date or (b) on which a Trigger Event
                                 is in effect, the Principal Distribution Amount
                                 will be distributed in the following order of
                                 priority:

                                      1)   Sequentially, to the holders of the
                                           Class A-1, Class A-2, Class A-3 and
                                           Class A-4 Certificates, in that
                                           order, until the aggregate
                                           Certificate Principal Balance of each
                                           class of Class A Certificates has
                                           been reduced to zero; and

                                      2)   Sequentially, to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates, in that
                                           order, until the Certificate
                                           Principal Balance of each such class
                                           has been reduced to zero.

                                 Nothwithstanding the foregoing, if the
                                 Mezzanine Certificates and the Class CE
                                 Certificates are reduced to zero, principal
                                 distributions on the Class A Certificates will
                                 be allocated concurrently on a pro rata basis.

                                        9

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS IN
EFFECT
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION           On each Distribution Date (a) on or after the
PRIORITY:                        Stepdown Date and (b) on which a Trigger Event
                                 is not in effect, the Principal Distribution
                                 Amount will be distributed in the following
                                 order of priority:

                                      1)   Sequentially, to the holders of the
                                           Class A-1, Class A-2, Class A-3 and
                                           Class A-4 Certificates, in that
                                           order, up to an amount equal to the
                                           Class A Principal Distribution
                                           Amount, until the aggregate
                                           Certificate Principal Balances of
                                           each class of Class A Certificates
                                           has been reduced to zero; and

                                      2)   Sequentially, to the holders of the
                                           Class M-1, Class M-2, Class M-3,
                                           Class M-4, Class M-5, Class M-6,
                                           Class M-7, Class M-8, Class M-9 and
                                           Class M-10 Certificates in that
                                           order, up to an amount equal to the
                                           related class Principal Distribution
                                           Amount until the Certificate
                                           Principal Balance of each such class
                                           has been reduced to zero.

                                 Nothwithstanding the foregoing, if the
                                 Mezzanine Certificates are reduced to zero,
                                 principal distributions on the Class A
                                 Certificates will be allocated concurrently on
                                 a pro rata basis.

                                       10

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXCESS CASHFLOW WATERFALL AND OVERCOLLATERALIZATION
--------------------------------------------------------------------------------

NET MONTHLY EXCESS CASHFLOW      With respect to any Distribution Date, any Net
DISTRIBUTIONS:                   Monthly Excess Cashflow shall be paid as
                                 follows:

                                      o    first, to the holders of the class or
                                           classes of Class A Certificates and
                                           Mezzanine Certificates then entitled
                                           to receive distributions in respect
                                           of principal, in an amount equal to
                                           the Overcollateralization Increase
                                           Amount, distributable as part of the
                                           Principal Distribution Amount;

                                      o    second, sequentially to the Class
                                           M-1, Class M-2, Class M-3, Class M-4,
                                           Class M-5, Class M-6, Class M-7,
                                           Class M-8, Class M-9 and Class M-10
                                           Certificates, in that order, in each
                                           case up to the related Interest Carry
                                           Forward Amount related to such
                                           certificates for such Distribution
                                           Date;

                                      o    third, concurrently, on a pro rata
                                           basis to the Class A-1, Class A-2,
                                           Class A-3 and Class A-4 Certificates,
                                           and then sequentially to the Class
                                           M-1, Class M-2, Class M-3, Class M-4,
                                           Class M-5, Class M-6, Class M-7,
                                           Class M-8, Class M-9 and Class M-10
                                           Certificates, in that order, in each
                                           case up to the related Allocated
                                           Realized Loss Amount for such class
                                           of certificates for such Distribution
                                           Date;

                                      o    fourth, to the reserve account, for
                                           distribution to the holders of the
                                           Class A Certificates and Mezzanine
                                           Certificates, the aggregate amount of
                                           any Net WAC Rate Carryover Amounts
                                           for such classes, after taking into
                                           account amounts, if any, received
                                           under the cap contracts;

                                      o    fifth, to the holders of the Class CE
                                           Certificates as provided in the
                                           Pooling and Servicing Agreement; and

                                      o    sixth, to the holders of the Residual
                                           Certificates, any remaining amounts;
                                           provided that if such Distribution
                                           Date is the Distribution Date
                                           immediately following the expiration
                                           of the latest prepayment charge term
                                           or any Distribution Date thereafter,
                                           then any such remaining amounts will
                                           be distributed first, to the holders
                                           of the Class P Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero; and
                                           second, to the holders of the
                                           Residual Certificates.

                                       11

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALLOCATION OF LOSSES
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES:            Any Realized Losses on the Mortgage Loans will
                                 be allocated or covered on any Distribution
                                 Date as follows:

                                      o    first, by Net Monthly Excess Cash
                                           Flow;

                                      o    second, by the Class CE Certificates,
                                           until the Certificate Principal
                                           Balance of the Class CE Certificates
                                           has been reduced to zero;

                                      o    third, to the Class M-10
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-10
                                           Certificates has been reduced to
                                           zero;

                                      o    fourth, to the Class M-9
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-9
                                           Certificates has been reduced to
                                           zero;

                                      o    fifth, to the Class M-8 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           has been reduced to zero;

                                      o    sixth, to the Class M-7 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-7 Certificates
                                           has been reduced to zero;

                                      o    seventh, to the Class M-6
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-6
                                           Certificates has been reduced to
                                           zero;

                                      o    eighth, to the Class M-5
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-5
                                           Certificates has been reduced to
                                           zero;

                                      o    ninth, to the Class M-4 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-4 Certificates
                                           has been reduced to zero;

                                      o    tenth, to the Class M-3 Certificates,
                                           until the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           has been reduced to zero;

                                      o    eleventh, to the Class M-2
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-2
                                           Certificates has been reduced to
                                           zero;

                                      o    twelfth, to the Class M-1
                                           Certificates, until the Certificate
                                           Principal Balance of the Class M-1
                                           Certificates has been reduced to
                                           zero; and

                                      o    thirteenth, concurrently, to the
                                           Class A-1, Class A-2, Class A-3 and
                                           Class A-4 Certificates on a pro rata
                                           basis based on the Certificate
                                           Principal Balance of each such class,
                                           until their respective Certificate
                                           Principal Balances have been reduced
                                           to zero.

                                 Once Realized Losses are allocated to the Class
                                 A and Mezzanine Certificates, such amounts with
                                 respect to such certificates will no longer
                                 accrue interest and such amounts will not be
                                 reinstated thereafter (except in the case of
                                 Subsequent Recoveries). However, the amount of
                                 any Realized Losses allocated to the
                                 certificates may be distributed to the holders
                                 of the Class A and Mezzanine Certificates from
                                 Net Monthly Excess Cashflow, according to the
                                 priorities set forth under "Monthly Excess
                                 Cashflow Distributions" above.

                                       12

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CAP CONTRACTS:                   The holders of the Class A Certificates and the
                                 holders of the Mezzanine Certificates may
                                 benefit from a series of interest rate cap
                                 payments from Swiss Re Financial Products
                                 Corporation pursuant to two separate cap
                                 contracts. The cap contracts are intended to
                                 partially mitigate for the first 40
                                 Distribution Dates with respect to the Class A
                                 Certificates, beginning with the Distribution
                                 Date in July 2006, and for the first 40
                                 Distribution Dates with respect to the
                                 Mezzanine Certificates, beginning with the
                                 Distribution Date in July 2006, the interest
                                 rate risk that could result from the difference
                                 between (a) One Month LIBOR plus the related
                                 margin and (b) the Net WAC Pass-Through Rate.

                                 With respect to the Class A Certificates and
                                 each Distribution Date, payments under the
                                 related cap contract will be made based on (a)
                                 an amount equal to the Class A Cap Contract
                                 Notional Balance for that Distribution Date and
                                 (b) the positive excess of (i) the lesser of
                                 (x) One-Month LIBOR and (y) the Class A Ceiling
                                 Rate, over (ii) the Class A Monthly Strike Rate
                                 for that Distribution Date, calculated on an
                                 actual/360-day basis.

                                 With respect to the Mezzanine Certificates and
                                 each Distribution Date, payments under the
                                 related cap contract will be made based on (a)
                                 an amount equal to the Class M Cap Contract
                                 Notional Balance for that Distribution Date and
                                 (b) the positive excess of (i) the lesser of
                                 (x) One-Month LIBOR and (y) the Class M Ceiling
                                 Rate, over (ii) the Class M Monthly Strike Rate
                                 for that Distribution Date, calculated on an
                                 actual/360-day basis.

                                       13

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CLASS A CAP CONTRACT NOTIONAL    With respect to any Distribution Date specified
BALANCE:                         below and the cap contract relating to the
                                 Class A Certificates, the lesser of (1) the
                                 aggregate Certificate Principal Balance of the
                                 Class A Certificates immediately prior to that
                                 Distribution Date, and (2) the amount specified
                                 below for that Distribution Date:

                                  DISTRIBUTION
                                      DATE           NOTIONAL
                                 --------------   --------------
                                   July 2006      903,186,000.00
                                  August 2006     895,222,040.12
                                 September 2006   884,594,298.32
                                  October 2006    871,297,824.27
                                 November 2006    855,345,000.48
                                 December 2006    836,765,407.55
                                  January 2007    815,606,271.38
                                 February 2007    791,932,752.12
                                   March 2007     765,828,061.76
                                   April 2007     737,393,398.22
                                    May 2007      706,756,268.69
                                   June 2007      676,994,020.91
                                   July 2007      648,096,885.94
                                  August 2007     620,039,674.34
                                 September 2007   592,797,931.19
                                  October 2007    566,347,914.60
                                 November 2007    540,666,574.93
                                 December 2007    515,731,534.56
                                  January 2008    491,521,068.27
                                 February 2008    468,014,084.24
                                   March 2008     445,136,193.64
                                   April 2008     404,334,432.19
                                    May 2008      365,741,164.02
                                    June 2008     329,357,762.97
                                    July 2008     294,974,372.11
                                   August 2008    262,510,777.89
                                 September 2008   242,639,127.03
                                  October 2008    223,479,440.64
                                  November 2008   204,981,338.03
                                  December 2008   187,143,610.49
                                  January 2009    169,920,742.50
                                  February 2009   153,291,355.75
                                   March 2009     137,234,821.97
                                   April 2009     121,731,233.98
                                    May 2009      106,761,424.55
                                    June 2009      92,307,474.13
                                    July 2009      78,350,778.45
                                   August 2009     78,350,778.45
                                 September 2009    78,350,778.45
                                  October 2009     78,350,778.45

                                       14

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CLASS A MONTHLY STRIKE RATE      With respect to each Distribution Date and the
AND CLASS A CEILING RATE:        cap contract relating to the Class A
                                 Certificates, the Class A Monthly Strike Rate
                                 is the per annum rate set forth next to such
                                 Distribution Date in the applicable table
                                 below, in each case, subject to the related
                                 Class A Ceiling Rate:

                                                     CLASS A
                                                     MONTHLY   CLASS A
                                                      STRIKE   CEILING
                                 DISTRIBUTION DATE     RATE      RATE
                                 -----------------   -------   -------
                                     July 2006         9.182    11.407
                                    August 2006        7.990    11.406
                                  September 2006       7.995    11.406
                                   October 2006        8.271    11.405
                                   November 2006       8.009    11.404
                                   December 2006       8.289    11.403
                                   January 2007        8.030    11.402
                                   February 2007       8.043    11.401
                                    March 2007         8.933    11.399
                                    April 2007         8.077    11.397
                                     May 2007          8.372    11.395
                                     June 2007         8.122    11.392
                                     July 2007         8.421    11.390
                                    August 2007        8.171    11.387
                                  September 2007       8.199    11.384
                                   October 2007        8.506    11.381
                                   November 2007       8.258    11.378
                                   December 2007       8.572    11.374
                                   January 2008        8.326    11.371
                                   February 2008       8.364    11.367
                                    March 2008         8.993    11.362
                                    April 2008         8.492    11.355
                                     May 2008         10.944    11.350
                                    June 2008         10.726    11.345
                                    July 2008         11.258    11.338
                                   August 2008        11.084    11.331
                                  September 2008      11.231    11.325
                                   October 2008       11.787    12.287
                                  November 2008       13.201    13.701
                                  December 2008       13.913    14.413
                                   January 2009       13.757    14.257
                                  February 2009       14.110    14.610
                                    March 2009        16.112    16.612
                                    April 2009        15.055    15.555
                                     May 2009         18.215    18.715
                                    June 2009         18.535    19.035
                                    July 2009         18.535    19.035
                                   August 2009        18.535    19.035
                                  September 2009      18.535    19.035
                                   October 2009       18.535    19.035

                                       15

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CLASS M CAP CONTRACT NOTIONAL    With respect to any Distribution Date specified
BALANCE:                         below and the cap contract relating to the
                                 Mezzanine Certificates, the lesser of (1) the
                                 aggregate Certificate Principal Balance of the
                                 Mezzanine Certificates immediately prior to
                                 that Distribution Date, and (2) the amount
                                 specified below for that Distribution Date:

                                 DISTRIBUTION DATE       NOTIONAL
                                 -----------------   --------------
                                     July 2006       265,212,000.00
                                    August 2006      265,212,000.00
                                  September 2006     265,212,000.00
                                   October 2006      265,212,000.00
                                   November 2006     265,212,000.00
                                   December 2006     265,212,000.00
                                   January 2007      265,212,000.00
                                   February 2007     265,212,000.00
                                    March 2007       265,212,000.00
                                    April 2007       265,212,000.00
                                     May 2007        265,212,000.00
                                     June 2007       265,212,000.00
                                     July 2007       265,212,000.00
                                    August 2007      265,212,000.00
                                  September 2007     265,212,000.00
                                   October 2007      265,212,000.00
                                   November 2007     265,212,000.00
                                   December 2007     265,212,000.00
                                   January 2008      265,212,000.00
                                   February 2008     265,212,000.00
                                    March 2008       265,212,000.00
                                    April 2008       265,212,000.00
                                     May 2008        265,212,000.00
                                     June 2008       265,212,000.00
                                     July 2008       265,212,000.00
                                    August 2008      265,212,000.00
                                  September 2008     265,212,000.00
                                   October 2008      265,212,000.00
                                   November 2008     265,212,000.00
                                   December 2008     265,212,000.00
                                   January 2009      265,212,000.00
                                   February 2009     265,212,000.00
                                    March 2009       265,212,000.00
                                    April 2009       265,212,000.00
                                     May 2009        265,212,000.00
                                     June 2009       265,212,000.00
                                     July 2009       265,212,000.00
                                    August 2009      265,212,000.00
                                  September 2009     259,862,872.77
                                   October 2009      248,402,562.75

                                       16

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

CLASS M MONTHLY STRIKE RATE      With respect to each Distribution Date and the
AND CEILING RATE:                cap contract relating to the Mezzanine
                                 Certificates, the Class M Monthly Strike Rate
                                 is the per annum rate set forth next to such
                                 Distribution Date in the applicable table
                                 below, in each case, subject to the related
                                 Class M Ceiling Rate:

                                                       CLASS M     CLASS M
                                                       MONTHLY     CEILING
                                 DISTRIBUTION DATE   STRIKE RATE     RATE
                                 -----------------   -----------   -------
                                     July 2006           8.093      10.838
                                    August 2006          6.964      10.838
                                  September 2006         6.964      10.838
                                   October 2006          7.218      10.838
                                   November 2006         6.963      10.838
                                   December 2006         7.217      10.838
                                   January 2007          6.963      10.838
                                   February 2007         6.963      10.838
                                    March 2007           7.780      10.838
                                    April 2007           6.963      10.838
                                     May 2007            7.216      10.838
                                     June 2007           6.962      10.838
                                     July 2007           7.216      10.838
                                    August 2007          6.962      10.838
                                  September 2007         6.961      10.838
                                   October 2007          7.215      10.838
                                   November 2007         6.961      10.838
                                   December 2007         7.215      10.838
                                   January 2008          6.960      10.838
                                   February 2008         6.960      10.838
                                    March 2008           7.485      10.838
                                    April 2008           6.962      10.838
                                     May 2008            9.010      10.838
                                     June 2008           8.693      10.838
                                     July 2008           8.997      10.838
                                    August 2008          8.678      10.838
                                  September 2008         8.676      10.838
                                   October 2008          8.986      10.838
                                   November 2008         9.943      10.838
                                   December 2008        10.293      10.838
                                   January 2009          9.934      10.838
                                   February 2009         9.930      10.838
                                    March 2009          11.059      11.559
                                    April 2009           9.924      10.838
                                     May 2009           11.594      12.094
                                     June 2009          11.193      11.693
                                     July 2009          11.580      12.080
                                    August 2009         11.178      11.678
                                  September 2009        11.209      11.709
                                   October 2009         11.648      12.148

                                       17

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS OF NET WAC RATE CARRYOVER AMOUNTS
--------------------------------------------------------------------------------

DISTRIBUTION OF NET WAC RATE     On the Closing Date, the Trustee will establish
CARRYOVER AMOUNTS:               a reserve account from which distributions in
                                 respect of the Net WAC Rate Carryover Amount on
                                 the Class A or Mezzanine Certificates will be
                                 made. The reserve account will be an asset of
                                 the trust but not of any REMIC. On each
                                 Distribution Date, to the extent required
                                 following the distribution of the Available
                                 Distribution Amount, the Trustee will withdraw
                                 from amounts in the reserve account to
                                 distribute to the holders of the Class A
                                 Certificates and Mezzanine Certificates any Net
                                 WAC Rate Carryover Amounts in the following
                                 order of priority, in each case to the extent
                                 of amounts remaining in the reserve account:

                                      (A)  concurrently, to the Class A
                                           Certificates, on a pro rata basis
                                           based on the outstanding balance of
                                           each such class immediately prior to
                                           the Distribution Date, but only to
                                           the extent of amounts paid under the
                                           cap contract with respect to the
                                           Class A Certificates and only up to
                                           the related Net WAC Rate Carryover
                                           Amount;

                                      (B)  concurrently, to the Mezzanine
                                           Certificates, on a pro rata basis
                                           based on the outstanding balance of
                                           each such class immediately prior to
                                           the Distribution Date, but only to
                                           the extent of amounts paid under the
                                           cap contract with respect to the
                                           Mezzanine Certificates and only up to
                                           the related Net WAC Rate Carryover
                                           Amount;

                                      (C)  to the Class A Certificates, any
                                           related unpaid Net WAC Rate Carryover
                                           Amount (after taking into account
                                           distributions pursuant to (A) above),
                                           distributed on a pro rata basis based
                                           on the remaining undistributed Net
                                           WAC Rate Carryover Amount, but only
                                           to the extent of amounts remaining
                                           under the cap contract with respect
                                           to the Class A Certificates;

                                      (D)  to the Mezzanine Certificates, any
                                           related unpaid Net WAC Rate Carryover
                                           Amount (after taking into account
                                           distributions pursuant to (B) above),
                                           distributed on a pro rata basis based
                                           on the remaining undistributed Net
                                           WAC Rate Carryover Amount, but only
                                           to the extent of amounts remaining
                                           under the cap contract with respect
                                           to the Mezzanine Certificates;

                                      (E)  to the Class A Certificates and
                                           Mezzanine Certificates from Net
                                           Monthly Excess Cash Flow, any related
                                           undistributed Net WAC Rate Carryover
                                           Amount (after taking into account
                                           distributions pursuant to (A) through
                                           (D) above), distributed in the
                                           following order of priority: (i) to
                                           the Class A Certificates, on a pro
                                           rata basis based first on the
                                           outstanding certificate principal
                                           balance immediately prior to the
                                           Distribution Date, and second on such
                                           remaining undistributed Net WAC Rate
                                           Carryover Amount and (ii)
                                           sequentially to the Mezzanine
                                           Certificates any such remaining
                                           undistributed Net WAC Rate Carryover
                                           Amount for each class.

                                       18

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

AVAILABLE DISTRIBUTION AMOUNT:   For any Distribution Date, an amount equal to
                                 the sum of the following amounts, net of
                                 certain expenses of the trust including amounts
                                 reimbursable to the servicer and the trustee:

                                      o    the aggregate amount of scheduled
                                           monthly payments on the Mortgage
                                           Loans due during the related Due
                                           Period and received on or prior to
                                           the related Determination Date, after
                                           deduction of the servicing fee and
                                           the trustee fee in respect of the
                                           Mortgage Loans for that Distribution
                                           Date;

                                      o    unscheduled payments in respect of
                                           the Mortgage Loans, including
                                           mortgagor prepayments, insurance
                                           proceeds, liquidation proceeds and
                                           Subsequent Recoveries from the
                                           Mortgage Loans, amounts received in
                                           respect of REO Property and proceeds
                                           from repurchases of and substitutions
                                           for the Mortgage Loans occurring
                                           during the related Prepayment Period;

                                      o    all payments of Compensating Interest
                                           made by the servicer with respect to
                                           the Mortgage Loans; and

                                      o    all Advances made for that
                                           Distribution Date in respect of the
                                           Mortgage Loans.

CERTIFICATE PRINCIPAL BALANCE:   With respect to any class of Class A
                                 Certificates and Mezzanine Certificates and any
                                 date of determination, an amount equal to its
                                 initial certificate principal balance, reduced
                                 by the aggregate of (a) all amounts allocable
                                 to principal previously distributed with
                                 respect to that class of certificates and (b)
                                 with respect to any Class A Certificate and
                                 Mezzanine Certificate, any reductions in its
                                 certificate principal balance in connection
                                 with the allocation of Realized Losses in the
                                 manner described under "Allocation of Losses"
                                 above (taking into account any increases in the
                                 certificate principal balance thereof due to
                                 the receipt of Subsequent Recoveries).

                                 The Certificate Principal Balance of the Class
                                 CE Certificates as of any date of determination
                                 is equal to the excess, if any, of the then
                                 aggregate principal balance of the Mortgage
                                 Loans over the then aggregate Certificate
                                 Principal Balance of the Class A Certificates,
                                 the Mezzanine Certificates and the Class P
                                 Certificates.

CLASS A PRINCIPAL DISTRIBUTION   The Class A Principal Distribution Amount is an
AMOUNT:                          amount equal to the excess of:

                                      o    the aggregate Certificate Principal
                                           Balance of the Class A Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       19

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL              The Class M-1 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date and
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-2 PRINCIPAL              The Class M-2 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date and (iii)
                                           the Certificate Principal Balance of
                                           the Class M-2 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       20

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-3 PRINCIPAL              The Class M-3 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (iv) the Certificate
                                           Principal Balance of the Class M-3
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

CLASS M-4 PRINCIPAL              The Class M-4 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date and (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificate immediately
                                           prior to the related Distribution
                                           Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       21

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-5 PRINCIPAL              The Class M-5 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (vi) the Certificate
                                           Principal Balance of the Class M-5
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       22

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-6 PRINCIPAL              The Class M-6 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificates after taking
                                           into account the distribution of the
                                           Class A Principal Distribution Amount
                                           on the related Distribution Date,
                                           (ii) the Certificate Principal
                                           Balance of the Class M-1 Certificates
                                           after taking into account the
                                           distribution of the Class M-1
                                           Principal Distribution Amount on the
                                           related Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date and (vii)
                                           the Certificate Principal Balance of
                                           the Class M-6 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       23

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-7 PRINCIPAL              The Class M-7 Principal Distribution Amount is
DISTRIBUTION AMOUNT:             an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       24

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-8 PRINCIPAL              The Class M-8 Principal Distribution Amount is
   DISTRIBUTION AMOUNT:          an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates after taking into
                                           account the distribution of the Class
                                           M-7 Principal Distribution Amount on
                                           the related Distribution Date and
                                           (ix) the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           immediately prior to the related
                                           Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       25

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-9 PRINCIPAL              The Class M-9 Principal Distribution Amount is
   DISTRIBUTION AMOUNT:          an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date, (vii) the
                                           Certificate Principal Balance of the
                                           Class M-6 Certificates after taking
                                           into account the distribution of the
                                           Class M-6 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (viii) the Certificate
                                           Principal Balance of the Class M-7
                                           Certificates after taking into
                                           account the distribution of the Class
                                           M-7 Principal Distribution Amount on
                                           the related Distribution Date, (ix)
                                           the Certificate Principal Balance of
                                           the Class M-8 Certificates after
                                           taking into account the distribution
                                           of the Class M-8 Principal
                                           Distribution Amount on the related
                                           Distribution Date and (x) the
                                           Certificate Principal Balance of the
                                           Class M-9 Certificates immediately
                                           prior to the related Distribution
                                           Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

                                       26

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

CLASS M-10 PRINCIPAL
   DISTRIBUTION AMOUNT:          The Class M-10 Principal Distribution Amount is
                                 an amount equal to the excess of:

                                      o    the sum of (i) the aggregate
                                           Certificate Principal Balance of the
                                           Class A Certificate after taking into
                                           account the distribution of the Class
                                           A Principal Distribution Amount on
                                           the related Distribution Date, (ii)
                                           the Certificate Principal Balance of
                                           the Class M-1 Certificates after
                                           taking into account the distribution
                                           of the Class M-1 Principal
                                           Distribution Amount on the related
                                           Distribution Date, (iii) the
                                           Certificate Principal Balance of the
                                           Class M-2 Certificates after taking
                                           into account the distribution of the
                                           Class M-2 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (iv) the Certificate Principal
                                           Balance of the Class M-3 Certificates
                                           after taking into account the
                                           distribution of the Class M-3
                                           Principal Distribution Amount on the
                                           related Distribution Date, (v) the
                                           Certificate Principal Balance of the
                                           Class M-4 Certificates after taking
                                           into account the distribution of the
                                           Class M-4 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (vi) the Certificate Principal
                                           Balance of the Class M-5 Certificates
                                           after taking into account the
                                           distribution of the Class M-5
                                           Principal Distribution Amount on the
                                           related Distribution Date and (vii)
                                           the Certificate Principal Balance of
                                           the Class M-6 Certificates after
                                           taking into account the distribution
                                           of the Class M-6 Principal
                                           Distribution Amount on the related
                                           Distribution Date (viii) the
                                           Certificate Principal Balance of the
                                           Class M-7 Certificates after taking
                                           into account the distribution of the
                                           Class M-7 Principal Distribution
                                           Amount on the related Distribution
                                           Date, (ix) the Certificate Principal
                                           Balance of the Class M-8 Certificates
                                           after taking into account the
                                           distribution of the Class M-8
                                           Principal Distribution Amount on the
                                           related Distribution Date, (x) the
                                           Certificate Principal Balance of the
                                           Class M-9 Certificates after taking
                                           into account the distribution of the
                                           Class M-9 Principal Distribution
                                           Amount on the related Distribution
                                           Date and (xi) the Certificate
                                           Principal Balance of the Class M-10
                                           Certificates immediately prior to the
                                           related Distribution Date over

                                      o    the lesser of (A) the product of (i)
                                           the applicable Subordination
                                           Percentage and (ii) the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period and (B) the
                                           excess, if any, of the aggregate
                                           principal balance of the Mortgage
                                           Loans as of the last day of the
                                           related Due Period over the
                                           Overcollateralization Floor Amount.

DETERMINATION DATE:              The Determination Date with respect to any
                                 Distribution Date will be the 15th day of the
                                 calendar month in which such Distribution Date
                                 occurs or, if such 15th day is not a business
                                 day, the business day immediately preceding
                                 such 15th day.

EXPENSE ADJUSTED MORTGAGE        The Expense Adjusted Mortgage Rate for any
   RATE:                         Mortgage Loan and any Distribution Date will be
                                 a per annum rate equal to the then applicable
                                 mortgage rate for such Mortgage Loan as of the
                                 first day of the related Due Period minus the
                                 sum of the applicable Servicing Fee Rate and
                                 the Trustee Fee Rate.

                                       27

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

FORMULA RATE:                    The Formula Rate for any class of Class A and
                                 Mezzanine Certificates is One-Month LIBOR plus
                                 the related margin. The related margin shall
                                 increase on any Distribution Date following the
                                 date on which the Optional Termination is in
                                 effect and not exercised by an amount equal to
                                 (i) 2.0 times the related margin for each Class
                                 A Certificate, and (ii) 1.5 times the related
                                 margin for any Mezzanine Certificate.

INTEREST CARRY FORWARD AMOUNT:   The Interest Carry Forward Amount with respect
                                 to any class of Class A Certificates and
                                 Mezzanine Certificates and any Distribution
                                 Date is equal to the amount, if any, by which
                                 the Interest Distribution Amount for that class
                                 of certificates for the immediately preceding
                                 Distribution Date exceeded the actual amount
                                 distributed on the certificates in respect of
                                 interest on the immediately preceding
                                 Distribution Date, together with any Interest
                                 Carry Forward Amount with respect to that class
                                 of certificates remaining undistributed from
                                 the previous Distribution Date, plus interest
                                 accrued thereon at the related Pass-Through
                                 Rate on the certificates for the most recently
                                 ended Interest Accrual Period.

INTEREST DISTRIBUTION AMOUNT:    The Interest Distribution Amount for the Class
                                 A Certificates and Mezzanine Certificates on
                                 any Distribution Date is equal to interest
                                 accrued during the related Interest Accrual
                                 Period on the Certificate Principal Balance of
                                 that class immediately prior to the
                                 Distribution Date at the Pass-Through Rate for
                                 that class, reduced (to not less than zero) by
                                 the allocable share, if any, for that class of
                                 Prepayment Interest Shortfalls to the extent
                                 not covered by Compensating Interest paid by
                                 the servicer and shortfalls resulting from the
                                 application of the Relief Act.

INTEREST REMITTANCE AMOUNT:      The Interest Remittance Amount for any
                                 Distribution Date is that portion of the
                                 Available Distribution Amount for that
                                 Distribution Date that represents interest
                                 received or advanced on the Mortgage Loans.

NET MONTHLY EXCESS CASH FLOW:    The Net Monthly Excess Cash Flow for any
                                 Distribution Date is equal to the sum of (a)
                                 any Overcollateralization Reduction Amount and
                                 (b) the excess of:

                                      o    the Available Distribution Amount for
                                           the related Distribution Date over

                                      o    the sum for the related Distribution
                                           Date of the aggregate of (a) the
                                           Senior Interest Distribution Amount
                                           distributable to the holders of the
                                           Class A Certificates, (b) the
                                           Interest Distribution Amount
                                           distributable to the holders of the
                                           Mezzanine Certificates and (c) the
                                           Principal Remittance Amount.

NET WAC PASS-THROUGH RATE:       The Net WAC Pass-Through Rate for any
                                 Distribution Date and the Class A Certificates
                                 and Mezzanine Certificates is a rate per annum
                                 (adjusted for the actual number of days in the
                                 related Interest Accrual Period) equal to the
                                 weighted average of the Expense Adjusted
                                 Mortgage Rates on the then outstanding Mortgage
                                 Loans, weighted based on their principal
                                 balances as of the first day of the related Due
                                 Period.

                                       28

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

NET WAC RATE CARRYOVER AMOUNT:   For any Distribution Date and any Class A
                                 Certificates or Mezzanine Certificates, an
                                 amount equal to the sum of (i) the excess of
                                 (x) the amount of interest such class would
                                 have accrued for such Distribution Date had the
                                 applicable Pass-Through Rate not been subject
                                 to the Net WAC Pass-Through Rate, over (y) the
                                 amount of interest such class of Certificates
                                 accrued for such Distribution Date at the Net
                                 WAC Pass-Through Rate and (ii) the
                                 undistributed portion of any related Net WAC
                                 Carryover Amount from the prior Distribution
                                 Date together with interest accrued on such
                                 undistributed portion for the most recently
                                 ended Interest Accrual Period at the Formula
                                 Rate applicable for such class for such
                                 Interest Accrual Period. The ratings on each
                                 class of Certificates do not address the
                                 likelihood of the distribution of any Net WAC
                                 Rate Carryover Amount.

PASS-THROUGH RATES:              With respect to each class of Class A
                                 Certificates and Mezzanine Certificates and any
                                 Distribution Date, the lesser of (i) the
                                 Formula Rate and (ii) the Net WAC Pass-Through
                                 Rate.

PREPAYMENT INTEREST              With respect to any principal prepayments on
SHORTFALLS:                      the Mortgage Loans and any Distribution Date,
                                 any interest shortfall resulting from principal
                                 prepayments in full occurring between the first
                                 day of the related Prepayment Period and the
                                 last day of the prior calendar month.

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount for any
                                 Distribution Date will be an amount, not less
                                 than zero, equal to the sum of (i) the
                                 principal portion of all scheduled monthly
                                 payments on the Mortgage Loans actually
                                 received on or prior to the related
                                 Determination Date or advanced on or prior to
                                 the related Distribution Date; (ii) the
                                 principal portion of all proceeds received in
                                 respect of the repurchase of a Mortgage Loan
                                 or, in the case of a substitution, amounts
                                 representing a principal adjustment, as
                                 required by the Pooling and Servicing Agreement
                                 during the related Prepayment Period; (iii) the
                                 principal portion of all other unscheduled
                                 collections, including insurance proceeds,
                                 liquidation proceeds, Subsequent Recoveries and
                                 all full and partial principal prepayments,
                                 received during the related Prepayment Period
                                 net of reimbursements, including reimbursements
                                 to the Trustee and the Servicer, to the extent
                                 applied as recoveries of principal on the
                                 Mortgage Loans, and (iv) the amount of any
                                 Overcollateralization Increase Amount for such
                                 Distribution Date; minus (v) the amount of any
                                 Overcollateralization Reduction Amount for such
                                 Distribution Date.

PRINCIPAL REMITTANCE AMOUNT:     The Principal Remittance Amount for any
                                 Distribution Date is the sum of the amounts
                                 described in clauses (i) through (iii) of the
                                 definition of Principal Distribution Amount.

SENIOR INTEREST DISTRIBUTION     The Senior Interest Distribution Amount for any
AMOUNT:                          Distribution Date is equal to the sum of the
                                 Interest Distribution Amount for that
                                 Distribution Date for the Class A Certificates
                                 and the Interest Carry Forward Amount, if any,
                                 for that Distribution Date for the Class A
                                 Certificates.

                                       29

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1   $ 1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

SUBORDINATION PERCENTAGE:        With respect to each class of Class A
                                 Certificates and Mezzanine Certificates, the
                                 applicable approximate percentage set forth in
                                 the table below.

                                 Class   Percentage
                                 -----   ----------
                                   A        47.80
                                  M-1       56.00
                                  M-2       63.60
                                  M-3       68.20
                                  M-4       72.40
                                  M-5       76.40
                                  M-6       80.00
                                  M-7       83.40
                                  M-8       86.40
                                  M-9       88.70
                                  M-10      91.20

30 TO 59 DAYS DELINQUENT         Any Mortgage Loan for which a payment due on
                                 any due date remains unpaid as of the close of
                                 business on the last day of the month of the
                                 next following monthly due date. The
                                 determination as to whether a loan falls into
                                 this category is made as of the close of
                                 business on the last business day of each
                                 month. Grace periods and partial payments do
                                 not affect these determinations.

                                       30

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

         Statistics for the Mortgage Loans listed below are based on the
                        Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                  $1,222,172,881.46
NUMBER OF MORTGAGE LOANS:                                                 4,722
AVERAGE SCHEDULED PRINCIPAL BALANCE:                          $      258,825.26
WEIGHTED AVERAGE GROSS COUPON:                                            8.382%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     609
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   78.19%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   86.36%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      24
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.026%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     2.019%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                      15.47%
SILENT SECONDS:                                                           44.42%
--------------------------------------------------------------------------------

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       31

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                          WEIGHTED  ORIGINAL  WEIGHTED
                                 NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                                  MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PRODUCT TYPE                       LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------

2/1 ARM                            1,846    $  406,781,253.54      33.28%    $220,358.21     587     77.15%    8.960%
2/1 ARM 5Y-IO                        568       186,536,761.04      15.26      328,409.79     633     80.58     7.544
3/1 ARM                               25         5,637,692.92       0.46      225,507.72     620     77.03     8.869
3/1 ARM 5Y-IO                         11         2,583,678.93       0.21      234,879.90     635     83.64     7.784
40/30 2/1 ARM                      1,689       512,922,433.66      41.97      303,684.09     613     78.74     8.277
40/30 3/1 ARM                         21         6,317,159.57       0.52      300,817.12     609     73.37     8.491
40/30 5/1 ARM                          6         1,637,580.87       0.13      272,930.15     611     85.87     8.215
40/30 Fixed                           87        25,981,557.91       2.13      298,638.60     633     74.88     7.587
5/1 ARM                                8         1,682,874.31       0.14      210,359.29     608     74.92     7.871
Fixed                                461        72,091,888.71       5.90      156,381.54     630     75.44     8.313
----------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46     100.00%    $258,825.26     609     78.19%    8.382%
======================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                    WEIGHTED
                                                                                                     AVERAGE
                                                                                          WEIGHTED  ORIGINAL  WEIGHTED
                                 NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
CURRENT GROSS MORTGAGE            MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATE (%)                           LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------------------------------------------------------------------------------------------------------

5.001-5.500                            3    $    1,121,894.75       0.09%    $373,964.92     660     77.98%     5.397%
5.501-6.000                           16         5,349,539.27       0.44      334,346.20     640     74.86      5.840
6.001-6.500                           74        23,873,432.38       1.95      322,613.95     655     74.61      6.356
6.501-7.000                          254        86,622,663.00       7.09      341,034.11     641     77.49      6.836
7.001-7.500                          460       150,213,774.60      12.29      326,551.68     629     78.54      7.330
7.501-8.000                          847       259,391,117.72      21.22      306,246.89     625     79.50      7.820
8.001-8.500                          811       223,384,918.88      18.28      275,443.80     615     80.12      8.299
8.501-9.000                          758       185,730,474.58      15.20      245,027.01     605     79.01      8.776
9.001-9.500                          500       111,332,534.76       9.11      222,665.07     586     79.06      9.282
9.501-10.000                         387        81,921,656.66       6.70      211,683.87     565     75.98      9.778
10.001-10.500                        193        34,293,237.64       2.81      177,685.17     545     73.17     10.249
10.501-11.000                        190        29,233,961.28       2.39      153,862.95     546     72.02     10.758
11.001-11.500                         81        10,330,452.92       0.85      127,536.46     550     67.56     11.250
11.501-12.000                         90        11,877,302.83       0.97      131,970.03     540     62.90     11.811
12.001-12.500                         40         6,221,019.59       0.51      155,525.49     540     66.50     12.247
12.501-13.000                         13           884,517.39       0.07       68,039.80     586     81.77     12.782
13.001-13.500                          1            14,973.23       0.00       14,973.23     622     95.00     13.200
13.501-14.000                          4           375,409.98       0.03       93,852.50     554     63.68     13.865
----------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46     100.00%    $258,825.26     609     78.19%     8.382%
======================================================================================================================

                                       32

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                      WEIGHTED
                                                                                                       AVERAGE
                                                                                            WEIGHTED  ORIGINAL  WEIGHTED
                                 NUMBER OF                      PERCENTAGE      AVERAGE      AVERAGE    LOAN-    AVERAGE
ORIGINAL MORTGAGE LOAN            MORTGAGE                     OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE    GROSS
BALANCE ($)                        LOANS    PRINCIPAL BALANCE     BALANCE       BALANCE       SCORE     RATIO    COUPON
------------------------------------------------------------------------------------------------------------------------

1--50,000                             78    $    2,931,234.95       0.24%    $   37,579.94     623     93.50%    11.047%
50,001--100,000                      527        41,850,255.77       3.42         79,412.25     592     76.88      9.539
100,001--150,000                     713        89,850,094.08       7.35        126,016.96     594     75.68      9.002
150,001--200,000                     810       141,378,676.62      11.57        174,541.58     596     75.49      8.635
200,001--250,000                     568       127,278,623.77      10.41        224,082.08     602     77.21      8.501
250,001--300,000                     461       127,440,592.75      10.43        276,443.80     600     77.12      8.505
300,001--350,000                     423       137,024,760.23      11.21        323,935.60     613     78.20      8.143
350,001--400,000                     329       122,998,762.43      10.06        373,856.42     613     78.57      8.166
400,001--450,000                     245       103,674,201.00       8.48        423,160.00     615     80.64      8.236
450,001--500,000                     181        85,808,028.62       7.02        474,077.51     623     80.23      8.030
500,001--550,000                     114        59,565,267.17       4.87        522,502.34     614     79.55      8.138
550,001--600,000                      90        51,826,189.58       4.24        575,846.55     623     81.05      8.130
600,001--650,000                      57        35,649,304.82       2.92        625,426.40     630     80.30      8.017
650,001--700,000                      44        29,621,941.95       2.42        673,225.95     618     82.50      8.238
700,001--750,000                      39        28,696,102.64       2.35        735,797.50     604     79.07      8.231
750,001--800,000                      24        18,716,746.96       1.53        779,864.46     620     77.54      8.120
800,001--850,000                       6         4,974,368.33       0.41        829,061.39     624     70.03      7.502
850,001--900,000                       5         4,417,750.00       0.36        883,550.00     655     79.05      7.338
900,001--950,000                       2         1,836,255.61       0.15        918,127.81     657     68.11      7.141
950,001--1,000,000                     3         2,978,901.04       0.24        992,967.01     677     79.19      7.099
1,000,001 >=                           3         3,654,823.14       0.30      1,218,274.38     645     81.51      7.157
------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46     100.00%    $  258,825.26     609     78.19%     8.382%
========================================================================================================================

                                       33

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                           WEIGHTED
                                                                                                           AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL          MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

1--50,000                             78     $    2,931,234.95        0.24%     $   37,579.94      623      93.50%    11.047%
50,001--100,000                      527         41,850,255.77        3.42          79,412.25      592      76.88      9.539
100,001--150,000                     713         89,850,094.08        7.35         126,016.96      594      75.68      9.002
150,001--200,000                     811        141,576,325.87       11.58         174,570.07      596      75.50      8.634
200,001--250,000                     567        127,080,974.52       10.40         224,128.70      602      77.21      8.501
250,001--300,000                     461        127,440,592.75       10.43         276,443.80      600      77.12      8.505
300,001--350,000                     424        137,374,533.05       11.24         323,996.54      613      78.17      8.140
350,001--400,000                     330        123,448,159.32       10.10         374,085.33      613      78.62      8.170
400,001--450,000                     243        102,875,031.29        8.42         423,354.04      615      80.64      8.235
450,001--500,000                     181         85,808,028.62        7.02         474,077.51      623      80.23      8.030
500,001--550,000                     114         59,565,267.17        4.87         522,502.34      614      79.55      8.138
550,001--600,000                      90         51,826,189.58        4.24         575,846.55      623      81.05      8.130
600,001--650,000                      58         36,298,605.79        2.97         625,838.03      629      80.38      8.045
650,001--700,000                      43         28,972,640.98        2.37         673,782.35      619      82.45      8.208
700,001--750,000                      39         28,696,102.64        2.35         735,797.50      604      79.07      8.231
750,001--800,000                      24         18,716,746.96        1.53         779,864.46      620      77.54      8.120
800,001--850,000                       6          4,974,368.33        0.41         829,061.39      624      70.03      7.502
850,001--900,000                       5          4,417,750.00        0.36         883,550.00      655      79.05      7.338
900,001--950,000                       2          1,836,255.61        0.15         918,127.81      657      68.11      7.141
950,001--1,000,000                     3          2,978,901.04        0.24         992,967.01      677      79.19      7.099
1,000,001 >=                           3          3,654,823.14        0.30       1,218,274.38      645      81.51      7.157
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722     $1,222,172,881.46      100.00%     $  258,825.26      609      78.19%     8.382%
==============================================================================================================================

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1--60                                  1     $       22,197.44        0.00%     $ 22,197.44      624      95.00%     12.500%
61--120                                2            102,404.69        0.01        51,202.35      674      64.82       8.664
121--180                              22          1,590,495.84        0.13        72,295.27      617      59.74       8.682
181--240                               7            920,077.15        0.08       131,439.59      605      70.01       8.316
301--360                           4,690      1,219,537,706.34       99.78       260,029.36      609      78.23       8.382
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722     $1,222,172,881.46      100.00%     $258,825.26      609      78.19%      8.382%
============================================================================================================================

                                       34

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1--60                                  1     $       22,197.44        0.00%     $ 22,197.44      624       95.00%    12.500%
61--120                                2            102,404.69        0.01        51,202.35      674       64.82      8.664
121--180                              22          1,590,495.84        0.13        72,295.27      617       59.74      8.682
181--240                               7            920,077.15        0.08       131,439.59      605       70.01      8.316
301--360                           4,690      1,219,537,706.34       99.78       260,029.36      609       78.23      8.382
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722     $1,222,172,881.46      100.00%     $258,825.26      609       78.19%     8.382%
============================================================================================================================

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

10.01--15.00                           3     $      214,812.15        0.02%     $ 71,604.05      525      12.75%     10.421%
15.01--20.00                           9            824,407.68        0.07        91,600.85      602      17.51       8.824
20.01--25.00                           9          1,117,510.34        0.09       124,167.82      562      23.04       9.919
25.01--30.00                           9          1,708,935.79        0.14       189,881.75      552      28.67       8.951
30.01--35.00                          21          2,937,592.54        0.24       139,885.36      554      33.14       9.299
35.01--40.00                          24          3,875,470.06        0.32       161,477.92      607      37.74       8.553
40.01--45.00                          48          8,933,281.95        0.73       186,110.04      573      42.67       9.038
45.01--50.00                          85         16,942,645.08        1.39       199,325.24      581      47.87       8.809
50.01--55.00                          89         21,059,181.11        1.72       236,620.01      581      52.69       8.721
55.01--60.00                         149         31,006,394.15        2.54       208,096.61      576      57.94       8.880
60.01--65.00                         285         66,733,448.36        5.46       234,152.45      568      63.62       9.099
65.01--70.00                         301         75,990,387.14        6.22       252,459.76      568      68.77       8.983
70.01--75.00                         279         74,409,546.39        6.09       266,700.88      573      74.07       8.706
75.01--80.00                       2,045        580,593,236.33       47.51       283,908.67      627      79.83       8.083
80.01--85.00                         443        119,327,006.28        9.76       269,361.19      599      84.47       8.248
85.01--90.00                         647        175,611,056.13       14.37       271,423.58      615      89.73       8.364
90.01--95.00                          90         22,362,872.38        1.83       248,476.36      610      94.61       8.559
95.01--100.00                        186         18,525,097.60        1.52        99,597.30      639      99.88       9.945
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722     $1,222,172,881.46      100.00%     $258,825.26      609      78.19%      8.382%
============================================================================================================================

                                       35

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

10.01--15.00                           3           $214,812.15        0.02%     $ 71,604.05      525       12.75%    10.421%
15.01--20.00                           9            824,407.68        0.07        91,600.85      602       17.51      8.824
20.01--25.00                           9          1,117,510.34        0.09       124,167.82      562       23.04      9.919
25.01--30.00                           9          1,708,935.79        0.14       189,881.75      552       28.67      8.951
30.01--35.00                          21          2,937,592.54        0.24       139,885.36      554       33.14      9.299
35.01--40.00                          24          3,875,470.06        0.32       161,477.92      607       37.74      8.553
40.01--45.00                          48          8,933,281.95        0.73       186,110.04      573       42.67      9.038
45.01--50.00                          84         16,842,672.12        1.38       200,508.00      581       47.85      8.812
50.01--55.00                          88         20,959,449.50        1.71       238,175.56      581       52.69      8.724
55.01--60.00                         149         31,006,394.15        2.54       208,096.61      576       57.94      8.880
60.01--65.00                         281         66,198,273.99        5.42       235,581.05      568       63.62      9.104
65.01--70.00                         290         74,260,199.26        6.08       256,069.65      567       68.75      8.977
70.01--75.00                         266         70,823,349.59        5.79       266,253.19      572       74.12      8.709
75.01--80.00                         401        109,299,389.13        8.94       272,567.06      590       79.19      8.539
80.01--85.00                         349        100,079,393.48        8.19       286,760.44      595       84.31      8.304
85.01--90.00                         511        141,084,617.68       11.54       276,095.14      613       88.96      8.339
90.01--95.00                         246         69,801,087.82        5.71       283,744.26      618       88.03      8.410
95.01--100.00                      1,932        501,570,734.48       41.04       259,612.18      635       81.22      8.057
100.01* >=                             2            635,309.75        0.05       317,654.88      595       83.91      8.247
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722     $1,222,172,881.46      100.00%     $258,825.26      609       78.19%     8.382%
============================================================================================================================

*    No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       36

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                             LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

CA                                   924    $  335,946,154.35       27.49%     $363,578.09      617       77.38%     8.000%
FL                                   772       164,200,938.22       13.44       212,695.52      608       79.27      8.383
NY                                   441       156,232,131.82       12.78       354,267.87      617       76.87      8.252
NJ                                   340        96,909,022.42        7.93       285,026.54      605       77.16      8.827
MD                                   356        84,247,650.95        6.89       236,650.70      598       77.75      8.440
IL                                   257        52,366,687.97        4.28       203,761.43      603       80.98      8.846
MA                                   169        46,305,065.10        3.79       273,994.47      596       76.18      8.829
VA                                   160        45,368,359.85        3.71       283,552.25      604       79.24      8.446
GA                                   171        27,649,655.10        2.26       161,693.89      598       82.92      8.618
AZ                                   122        26,384,720.93        2.16       216,268.20      601       78.57      8.489
HI                                    50        18,670,223.17        1.53       373,404.46      625       78.25      8.165
NV                                    70        18,499,525.49        1.51       264,278.94      617       78.61      8.144
CT                                    71        17,550,222.21        1.44       247,186.23      596       79.57      8.719
WA                                    51        12,972,488.93        1.06       254,362.53      587       79.48      8.645
MN                                    66        12,614,773.76        1.03       191,132.94      617       82.49      8.213
Other                                702       106,255,261.19        8.69       151,360.77      599       79.09      8.801
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46      100.00%     $258,825.26      609       78.19%     8.382%
===========================================================================================================================

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

2nd Home                              29    $    7,882,207.97        0.64%     $271,800.27      609       77.30%     8.249%
Non-Owner Occupied                   373        73,593,114.73        6.02       197,300.58      612       78.82      9.136
Owner Occupied                     4,320     1,140,697,558.76       93.33       264,050.36      609       78.16      8.334
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46      100.00%     $258,825.26      609       78.19%     8.382%
===========================================================================================================================

                                       37

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                     LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Single Family                      3,756    $  944,707,500.53       77.30%     $251,519.57      605       78.21%     8.373%
Multi Family                         634       207,123,338.40       16.95       326,692.96      622       77.61      8.401
Condo                                332        70,342,042.53        5.76       211,873.62      617       79.76      8.447
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46      100.00%     $258,825.26      609       78.19%     8.382%
===========================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                      LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Cash Out                           2,424    $  639,671,999.24       52.34%     $263,891.09      592       75.41%     8.509%
Purchase                           2,245       567,448,334.36       46.43       252,760.95      628       81.37      8.238
Refinance                             53        15,052,547.86        1.23       284,010.34      598       76.76      8.399
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46      100.00%     $258,825.26      609       78.19%     8.382%
===========================================================================================================================

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
DOCUMENTATION TYPE                LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Easy                                  41    $   10,456,837.31        0.86%     $255,044.81      589       79.47%     8.645%
Full                               2,593       638,652,773.34       52.26       246,298.79      607       80.28      8.019
Stated                             2,088       573,063,270.81       46.89       274,455.59      611       75.84      8.781
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46      100.00%     $258,825.26      609       78.19%     8.382%
===========================================================================================================================

                                       38

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

476--500                              15    $    2,338,974.83        0.19%     $155,931.66      500       60.44%     9.865%
501--525                             387        84,841,721.68        6.94       219,229.25      513       67.57     10.004
526--550                             442        96,046,418.75        7.86       217,299.59      538       70.75      9.452
551--575                             496       118,912,577.79        9.73       239,743.10      562       76.20      8.814
576--600                             743       184,324,964.44       15.08       248,082.05      589       79.78      8.354
601--625                             898       233,392,153.76       19.10       259,902.18      614       80.59      8.137
626--650                             930       257,132,802.10       21.04       276,486.88      638       80.70      8.023
651--675                             502       150,209,095.04       12.29       299,221.30      662       80.05      7.855
676--700                             251        76,965,067.68        6.30       306,633.74      686       80.23      7.750
701--725                              32        10,604,044.46        0.87       331,376.39      715       78.31      7.797
726--750                              16         4,838,045.86        0.40       302,377.87      736       76.02      7.429
751--775                               7         2,031,979.60        0.17       290,282.80      755       68.23      7.436
776--800                               2           455,090.25        0.04       227,545.13      790       66.07      7.935
801--825                               1            79,945.22        0.01        79,945.22      816       80.00      7.900
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46      100.00%     $258,825.26      609       78.19%     8.382%
===========================================================================================================================

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY               MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
TERMS (MONTHS)                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

0                                  2,016    $  528,995,647.57       43.28%     $262,398.63      607      78.20%      8.639%
12                                   234        70,051,117.74        5.73       299,363.75      616      75.46       8.414
24                                 1,934       485,942,937.96       39.76       251,263.15      609      78.81       8.291
30                                     1           226,728.45        0.02       226,728.45      628      95.00       7.750
36                                   537       136,956,449.74       11.21       255,039.94      614      77.36       7.695
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46      100.00%     $258,825.26      609      78.19%      8.382%
===========================================================================================================================

                                       39

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

1st                                4,578    $1,213,245,626.76       99.27%     $265,016.52      609       78.04%     8.363%
2nd                                  144         8,927,254.70        0.73        61,994.82      643       99.65     10.995
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,722    $1,222,172,881.46      100.00%     $258,825.26      609       78.19%     8.382%
===========================================================================================================================

                                       40

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

           Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                   $1,124,099,434.84
NUMBER OF MORTGAGE LOANS:                                                  4,174
AVERAGE SCHEDULED PRINCIPAL BALANCE:                           $      269,309.88
WEIGHTED AVERAGE GROSS COUPON:                                            8.405%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                      607
WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                                   78.45%
WEIGHTED AVERAGE COMBINED LTV RATIO(1):                                   86.98%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     360
WEIGHTED AVERAGE ROLL TERM (MONTHS):                                          24
WEIGHTED AVERAGE GROSS MARGIN:                                            6.026%
WEIGHTED AVERAGE INITIAL RATE CAP:                                        2.019%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                       1.500%
INTEREST ONLY LOANS:                                                      16.82%
SILENT SECONDS:                                                           46.49%
--------------------------------------------------------------------------------

(1)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       41

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE      LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE      SCORE       RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

2/1 ARM                            1,846     $  406,781,253.54       36.19%     $220,358.21     587       77.15%     8.960%
2/1 ARM 5Y-IO                        568        186,536,761.04       16.59       328,409.79     633       80.58      7.544
3/1 ARM                               25          5,637,692.92        0.50       225,507.72     620       77.03      8.869
3/1 ARM 5Y-IO                         11          2,583,678.93        0.23       234,879.90     635       83.64      7.784
40/30 2/1 ARM                      1,689        512,922,433.66       45.63       303,684.09     613       78.74      8.277
40/30 3/1 ARM                         21          6,317,159.57        0.56       300,817.12     609       73.37      8.491
40/30 5/1 ARM                          6          1,637,580.87        0.15       272,930.15     611       85.87      8.215
5/1 ARM                                8          1,682,874.31        0.15       210,359.29     608       74.92      7.871
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88     607       78.45%     8.405%
============================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE      LOAN-     AVERAGE
CURRENT GROSS MORTGAGE           MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE      SCORE       RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.001--5.500                           3     $    1,121,894.75        0.10%     $373,964.92      660      77.98%      5.397%
5.501--6.000                          14          4,888,499.25        0.43       349,178.52      638      75.04       5.825
6.001--6.500                          42         13,115,261.09        1.17       312,268.12      645      78.87       6.359
6.501--7.000                         204         73,581,281.99        6.55       360,692.56      640      78.64       6.842
7.001--7.500                         405        135,513,228.98       12.06       334,600.57      628      79.38       7.332
7.501--8.000                         771        241,458,210.27       21.48       313,175.37      624      79.73       7.823
8.001--8.500                         756        212,740,697.37       18.93       281,403.04      614      80.27       8.301
8.501--9.000                         702        175,959,187.37       15.65       250,654.11      605      79.35       8.777
9.001--9.500                         472        107,318,428.42        9.55       227,369.55      586      79.22       9.281
9.501--10.000                        350         77,252,628.31        6.87       220,721.80      562      75.64       9.775
10.001--10.500                       163         30,893,674.84        2.75       189,531.75      539      72.38      10.244
10.501--11.000                       135         24,768,086.73        2.20       183,467.31      533      69.02      10.740
11.001--11.500                        57          8,676,723.55        0.77       152,223.22      534      61.70      11.260
11.501--12.000                        66         10,569,958.16        0.94       160,150.88      536      60.71      11.812
12.001--12.500                        26          5,459,378.92        0.49       209,976.11      534      62.72      12.236
12.501--13.000                         4            406,884.86        0.04       101,721.22      553      60.81      12.842
13.501--14.000                         4            375,409.98        0.03        93,852.50      554      63.68      13.865
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%      8.405%
============================================================================================================================

                                       42

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE       AVERAGE      LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN           MORTGAGE                        OF PRINCIPAL    PRINCIPAL       CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE        SCORE       RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

1--50,000                              8     $      399,744.62        0.04%     $   49,968.08      589      82.10%     10.106%
50,001--100,000                      407         32,548,464.25        2.90          79,971.66      581      74.92       9.474
100,001--150,000                     617         77,889,043.27        6.93         126,238.32      590      75.83       9.003
150,001--200,000                     732        127,931,391.73       11.38         174,769.66      594      76.34       8.692
200,001--250,000                     514        115,351,491.97       10.26         224,419.25      600      77.57       8.574
250,001--300,000                     423        116,886,361.48       10.40         276,327.10      597      77.31       8.563
300,001--350,000                     387        125,357,040.62       11.15         323,920.00      611      78.50       8.203
350,001--400,000                     304        113,665,804.80       10.11         373,900.67      611      78.95       8.213
400,001--450,000                     240        101,586,121.17        9.04         423,275.50      614      80.50       8.251
450,001--500,000                     175         82,942,845.58        7.38         473,959.12      622      80.17       8.032
500,001--550,000                     108         56,390,507.19        5.02         522,134.33      612      79.58       8.195
550,001--600,000                      85         48,922,998.78        4.35         575,564.69      623      81.13       8.146
600,001--650,000                      53         33,153,158.44        2.95         625,531.29      627      81.57       8.116
650,001--700,000                      43         28,943,081.07        2.57         673,094.91      618      82.33       8.285
700,001--750,000                      37         27,245,706.15        2.42         736,370.44      602      79.72       8.311
750,001--800,000                      23         17,957,374.21        1.60         780,755.40      621      77.43       8.140
800,001--850,000                       6          4,974,368.33        0.44         829,061.39      624      70.03       7.502
850,001--900,000                       5          4,417,750.00        0.39         883,550.00      655      79.05       7.338
900,001--950,000                       1            902,457.00        0.08         902,457.00      650      81.67       7.700
950,001--1,000,000                     3          2,978,901.04        0.27         992,967.01      677      79.19       7.099
1,000,001 >=                           3          3,654,823.14        0.33       1,218,274.38      645      81.51       7.157
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $  269,309.88      607      78.45%      8.405%
==============================================================================================================================

                                       43

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL          MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

1-50,000                               8     $      399,744.62        0.04%     $   49,968.08      589      82.10%     10.106%
50,001-100,000                       407         32,548,464.25        2.90          79,971.66      581      74.92       9.474
100,001-150,000                      617         77,889,043.27        6.93         126,238.32      590      75.83       9.003
150,001-200,000                      733        128,129,040.98       11.40         174,800.87      594      76.34       8.692
200,001-250,000                      513        115,153,842.72       10.24         224,471.43      600      77.57       8.574
250,001-300,000                      423        116,886,361.48       10.40         276,327.10      597      77.31       8.563
300,001-350,000                      388        125,706,813.44       11.18         323,986.63      611      78.47       8.200
350,001-400,000                      305        114,115,201.69       10.15         374,148.20      611      79.00       8.217
400,001-450,000                      238        100,786,951.46        8.97         423,474.59      614      80.51       8.250
450,001-500,000                      175         82,942,845.58        7.38         473,959.12      622      80.17       8.032
500,001-550,000                      108         56,390,507.19        5.02         522,134.33      612      79.58       8.195
550,001-600,000                       85         48,922,998.78        4.35         575,564.69      623      81.13       8.146
600,001-650,000                       54         33,802,459.41        3.01         625,971.47      626      81.63       8.145
650,001-700,000                       42         28,293,780.10        2.52         673,661.43      618      82.27       8.255
700,001-750,000                       37         27,245,706.15        2.42         736,370.44      602      79.72       8.311
750,001-800,000                       23         17,957,374.21        1.60         780,755.40      621      77.43       8.140
800,001-850,000                        6          4,974,368.33        0.44         829,061.39      624      70.03       7.502
850,001-900,000                        5          4,417,750.00        0.39         883,550.00      655      79.05       7.338
900,001-950,000                        1            902,457.00        0.08         902,457.00      650      81.67       7.700
950,001-1,000,000                      3          2,978,901.04        0.27         992,967.01      677      79.19       7.099
1,000,001 >=                           3          3,654,823.14        0.33       1,218,274.38      645      81.51       7.157
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $  269,309.88      607      78.45%      8.405%
==============================================================================================================================

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

301-360                            4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                                       44

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

301-360                            4,174    $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174    $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
===========================================================================================================================

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE RATIO     MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(%)                                LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

10.01-15.00                            3    $      214,812.15        0.02%     $ 71,604.05      525       12.75%    10.421%
15.01-20.00                            7           600,230.19        0.05        85,747.17      610       17.21      8.547
20.01-25.00                            8         1,017,565.54        0.09       127,195.69      559       23.12     10.014
25.01-30.00                            8         1,509,032.31        0.13       188,629.04      548       28.55      8.997
30.01-35.00                           17         2,492,938.67        0.22       146,643.45      546       33.19      9.267
35.01-40.00                           16         2,928,889.33        0.26       183,055.58      606       37.75      8.711
40.01-45.00                           41         7,542,686.07        0.67       183,967.95      565       42.64      9.124
45.01-50.00                           69        13,683,599.36        1.22       198,313.03      566       47.83      9.117
50.01-55.00                           67        14,736,411.38        1.31       219,946.44      559       52.59      9.239
55.01-60.00                          119        25,451,539.26        2.26       213,878.48      564       57.93      9.104
60.01-65.00                          240        57,461,962.74        5.11       239,424.84      558       63.66      9.342
65.01-70.00                          257        66,285,562.22        5.90       257,920.48      561       68.83      9.171
70.01-75.00                          260        70,526,859.52        6.27       271,257.15      571       74.05      8.751
75.01-80.00                        1,925       553,347,120.39       49.23       287,453.05      627       79.83      8.095
80.01-85.00                          415       113,314,638.64       10.08       273,047.32      598       84.46      8.263
85.01-90.00                          608       165,922,678.80       14.76       272,899.14      615       89.72      8.377
90.01-95.00                           69        18,115,544.83        1.61       262,544.13      604       94.73      8.667
95.01-100.00                          45         8,947,363.44        0.80       198,830.30      633       99.77      9.150
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174    $1,124,099,434.84      100.00%     $269,309.88      607       78.45%     8.405%
===========================================================================================================================

                                       45

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE RATIO     MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(%)                                LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

10.01--15.00                           3    $      214,812.15        0.02%     $ 71,604.05      525      12.75%     10.421%
15.01--20.00                           7           600,230.19        0.05        85,747.17      610      17.21       8.547
20.01--25.00                           8         1,017,565.54        0.09       127,195.69      559      23.12      10.014
25.01--30.00                           8         1,509,032.31        0.13       188,629.04      548      28.55       8.997
30.01--35.00                          17         2,492,938.67        0.22       146,643.45      546      33.19       9.267
35.01--40.00                          16         2,928,889.33        0.26       183,055.58      606      37.75       8.711
40.01--45.00                          41         7,542,686.07        0.67       183,967.95      565      42.64       9.124
45.01--50.00                          68        13,583,626.40        1.21       199,759.21      566      47.82       9.124
50.01--55.00                          66        14,636,679.77        1.30       221,767.88      559      52.58       9.247
55.01--60.00                         119        25,451,539.26        2.26       213,878.48      564      57.93       9.104
60.01--65.00                         238        57,135,578.25        5.08       240,065.45      558      63.65       9.344
65.01--70.00                         247        64,825,179.30        5.77       262,450.12      559      68.81       9.161
70.01--75.00                         249        67,110,445.37        5.97       269,519.86      569      74.10       8.759
75.01--80.00                         354        98,962,422.23        8.80       279,554.87      587      79.17       8.598
80.01--85.00                         327        95,601,172.95        8.50       292,358.33      594      84.29       8.307
85.01--90.00                         476       132,651,209.74       11.80       278,679.01      612      88.91       8.362
90.01--95.00                         217        63,273,326.38        5.63       291,582.15      616      87.73       8.444
95.01--100.00                      1,711       473,926,791.18       42.16       276,988.19      635      80.88       8.016
100.01* >=                             2           635,309.75        0.06       317,654.88      595      83.91       8.247
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174    $1,124,099,434.84      100.00%     $269,309.88      607      78.45%      8.405%
===========================================================================================================================

*    No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       46

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

CA                                   840     $  317,759,742.19      28.27%      $378,285.41      616      77.45%     8.000%
FL                                   658        146,690,066.96      13.05        222,933.23      607      79.64      8.424
NY                                   384        140,356,655.55      12.49        365,512.12      614      77.54      8.302
NJ                                   309         91,706,307.48       8.16        296,784.17      603      77.45      8.858
MD                                   317         77,133,059.86       6.86        243,321.96      596      78.46      8.449
IL                                   233         49,952,888.77       4.44        214,390.08      602      80.97      8.828
MA                                   158         44,308,341.20       3.94        280,432.54      594      76.03      8.844
VA                                   146         42,938,375.68       3.82        294,098.46      603      79.05      8.428
GA                                   147         25,008,717.76       2.22        170,127.33      594      83.31      8.615
AZ                                   108         24,296,685.02       2.16        224,969.31      598      78.52      8.532
NV                                    60         16,125,528.12       1.43        268,758.80      615      78.80      8.265
HI                                    39         15,688,598.72       1.40        402,271.76      619      79.16      8.333
CT                                    62         15,655,435.22       1.39        252,507.02      592      79.96      8.836
WA                                    48         12,332,235.51       1.10        256,921.57      584      79.02      8.715
MN                                    58         10,989,872.77       0.98        189,480.57      618      82.28      8.241
Other                                607         93,156,924.03       8.29        153,471.04      596      79.53      8.834
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84     100.00%      $269,309.88      607      78.45%     8.405%
============================================================================================================================

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

2nd Home                              24     $    7,180,596.54        0.64%     $299,191.52      604      77.69%     8.258%
Non-Owner Occupied                   344         68,632,832.47        6.11       199,514.05      611      79.18      9.127
Owner Occupied                     3,806      1,048,286,005.83       93.26       275,429.85      607      78.40      8.358
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                                       47

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Single Family                      3,293     $  862,654,977.36       76.74%     $261,966.29      603      78.48%     8.401%
Multi Family                         582        195,378,139.82       17.38       335,701.27      621      77.89      8.413
Condo                                299         66,066,317.66        5.88       220,957.58      616      79.70      8.429
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                       LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Cash Out                           2,091     $  569,421,050.84       50.66%     $272,319.97      588      75.86%     8.589%
Purchase                           2,036        541,506,419.91       48.17       265,965.83      628      81.18      8.206
Refinance                             47         13,171,964.09        1.17       280,254.56      587      77.74      8.597
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
DOCUMENTATION TYPE                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Easy                                  37     $    9,817,712.20        0.87%     $265,343.57      590      80.74%     8.677%
Full                               2,238        571,390,755.38       50.83       255,313.12      605      80.79      8.045
Stated                             1,899        542,890,967.26       48.30       285,882.55      609      75.94      8.779
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                                       48

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

476--500                              14     $    2,136,662.55        0.19%     $152,618.75      500       59.06%    9.871%
501--525                             376         83,318,857.90        7.41       221,592.71      513       67.74     9.996
526--550                             417         92,166,399.85        8.20       221,022.54      538       70.74     9.452
551--575                             465        112,883,472.93       10.04       242,760.16      562       76.70     8.811
576--600                             678        173,463,882.18       15.43       255,846.43      589       80.21     8.342
601--625                             806        218,118,169.36       19.40       270,618.08      614       80.90     8.137
626--650                             753        227,293,306.46       20.22       301,850.34      638       80.76     8.013
651--675                             415        132,360,958.87       11.77       318,942.07      662       80.67     7.893
676--700                             209         67,853,597.96        6.04       324,658.36      686       80.70     7.768
701--725                              26          9,278,342.70        0.83       356,859.33      714       81.30     7.951
726--750                              10          3,720,604.32        0.33       372,060.43      737       79.27     7.508
751--775                               4          1,394,850.88        0.12       348,712.72      752       77.44     7.432
776--800                               1            110,328.88        0.01       110,328.88      778       80.00     8.200
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607       78.45%    8.405%
============================================================================================================================

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(MONTHS)                           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

0                                  1,840     $  503,846,459.55       44.82%     $273,829.60      605      78.36%     8.641%
12                                   174         54,132,346.77        4.82       311,105.44      609      76.46      8.580
24                                 1,850        476,085,611.72       42.35       257,343.57      609      78.74      8.273
36                                   310         90,035,016.80        8.01       290,435.54      606      78.56      7.677
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
INITIAL CAP (%)                    LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

2.000                              4,092     $1,102,221,290.48       98.05%     $269,360.04      607      78.45%     8.403%
3.000                                 82         21,878,144.36        1.95       266,806.64      609      78.17      8.486
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                                       49

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PERIODIC CAP (%)                   LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1.500                              4,174     $1,124,099,434.84     100.00%      $269,309.88     607       78.45%     8.405%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84     100.00%      $269,309.88     607       78.45%     8.405%
============================================================================================================================

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ARM MARGIN (%)                     LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1.001--2.000                           1     $      186,942.04       0.02%      $186,942.04      521       75.00%    10.300%
2.001--3.000                           1            124,967.65       0.01        124,967.65      580       46.30      8.350
3.001--4.000                          31         10,030,964.52       0.89        323,579.50      644       77.05      6.024
4.001--5.000                         323        111,780,247.71       9.94        346,068.88      635       78.88      7.000
5.001--6.000                       1,347        409,848,000.13      36.46        304,267.26      622       79.44      7.829
6.001--7.000                       2,471        592,128,312.79      52.68        239,631.05      590       77.71      9.108
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84     100.00%      $269,309.88      607       78.45%     8.405%
============================================================================================================================

                                       50

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

11.001--11.500                         3     $    1,121,894.75        0.10%     $373,964.92      660      77.98%     5.397%
11.501--12.000                        14          4,888,499.25        0.43       349,178.52      638      75.04      5.825
12.001--12.500                        42         13,115,261.09        1.17       312,268.12      645      78.87      6.359
12.501--13.000                       204         73,581,281.99        6.55       360,692.56      640      78.64      6.842
13.001--13.500                       405        135,513,228.98       12.06       334,600.57      628      79.38      7.332
13.501--14.000                       771        241,458,210.27       21.48       313,175.37      624      79.73      7.823
14.001--14.500                       756        212,740,697.37       18.93       281,403.04      614      80.27      8.301
14.501--15.000                       702        175,959,187.37       15.65       250,654.11      605      79.35      8.777
15.001--15.500                       472        107,318,428.42        9.55       227,369.55      586      79.22      9.281
15.501--16.000                       349         77,134,927.27        6.86       221,016.98      562      75.65      9.775
16.001--16.500                       162         30,634,988.98        2.73       189,104.87      539      72.40     10.242
16.501--17.000                       136         24,885,787.77        2.21       182,983.73      533      69.01     10.736
17.001--17.500                        58          8,935,409.41        0.79       154,058.78      534      61.94     11.238
17.501--18.000                        65         10,284,231.98        0.91       158,218.95      536      60.59     11.820
18.001--18.500                        26          5,459,378.92        0.49       209,976.11      534      62.72     12.236
18.501--19.000                         5            692,611.04        0.06       138,522.21      536      62.54     12.309
19.501--20.000                         4            375,409.98        0.03        93,852.50      554      63.68     13.865
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                                       51

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.001--5.500                           4     $    1,239,923.33        0.11%     $309,980.83      657      75.66%      5.635%
5.501--6.000                          16          5,728,655.25        0.51       358,040.95      637      75.77       6.136
6.001--6.500                          43         13,483,169.70        1.20       313,562.09      645      78.90       6.417
6.501--7.000                         205         73,804,232.92        6.57       360,020.65      639      78.59       6.848
7.001--7.500                         405        135,513,228.98       12.06       334,600.57      628      79.38       7.332
7.501--8.000                         768        240,500,025.69       21.39       313,151.08      624      79.74       7.823
8.001--8.500                         755        212,372,788.76       18.89       281,288.46      614      80.27       8.300
8.501--9.000                         701        175,736,236.44       15.63       250,693.63      606      79.38       8.777
9.001--9.500                         472        107,318,428.42        9.55       227,369.55      586      79.22       9.281
9.501--10.000                        350         77,252,628.31        6.87       220,721.80      562      75.64       9.775
10.001--10.500                       163         30,893,674.84        2.75       189,531.75      539      72.38      10.244
10.501--11.000                       135         24,768,086.73        2.20       183,467.31      533      69.02      10.740
11.001--11.500                        57          8,676,723.55        0.77       152,223.22      534      61.70      11.260
11.501--12.000                        66         10,569,958.16        0.94       160,150.88      536      60.71      11.812
12.001--12.500                        26          5,459,378.92        0.49       209,976.11      534      62.72      12.236
12.501--13.000                         4            406,884.86        0.04       101,721.22      553      60.81      12.842
13.501--14.000                         4            375,409.98        0.03        93,852.50      554      63.68      13.865
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%      8.405%
============================================================================================================================

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE             MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ADJUSTMENT DATE                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

2007-12-01                             4     $      934,278.85        0.08%     $233,569.71      581      78.13%     8.577%
2008-01-01                             4            789,964.19        0.07       197,491.05      546      78.83      8.481
2008-02-01                            53         13,860,641.12        1.23       261,521.53      586      75.75      8.777
2008-03-01                           707        193,557,887.70       17.22       273,773.53      607      78.25      8.445
2008-04-01                         2,062        561,862,076.92       49.98       272,484.03      608      78.56      8.358
2008-05-01                         1,271        334,782,405.92       29.78       263,400.79      606      78.54      8.442
2008-06-01                             2            453,193.54        0.04       226,596.77      611      82.49      8.773
2009-03-01                            13          3,208,619.60        0.29       246,816.89      602      75.43      8.552
2009-04-01                            31          8,011,641.17        0.71       258,440.04      624      77.86      8.443
2009-05-01                            13          3,318,270.65        0.30       255,251.59      617      74.74      8.640
2011-03-01                             3            718,374.45        0.06       239,458.15      599      71.44      9.085
2011-04-01                             5          1,041,472.25        0.09       208,294.45      628      85.11      8.010
2011-05-01                             6          1,560,608.48        0.14       260,101.41      602      81.20      7.581
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                                       52

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1st                                4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,174     $1,124,099,434.84      100.00%     $269,309.88      607      78.45%     8.405%
============================================================================================================================

                                       53

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINICPAL BALANCE:                                      $98,073,446.62
NUMBER OF MORTGAGE LOANS:                                                    548
AVERAGE SCHEDULED PRINCIPAL BALANCE:                              $   178,966.14
WEIGHTED AVERAGE GROSS COUPON:                                            8.121%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                      631
WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                                   75.30%
WEIGHTED AVERAGE COMBINED LTV RATIO(1):                                   79.20%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             354
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     356

(1)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b)
     either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       54

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                         WEIGHTED
                                                                                                         AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PRODUCT TYPE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

40/30 Fixed                          87        $25,981,557.91        26.49%     $298,638.60      633      74.88%     7.587%
Fixed                               461         72,091,888.71        73.51       156,381.54      630      75.44      8.313
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%     8.121%
============================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-    AVERAGE
CURRENT GROSS MORTGAGE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.501--6.000                          2        $   461,040.02         0.47%     $230,520.01      659       72.94%     5.996%
6.001--6.500                         32         10,758,171.29        10.97       336,192.85      667       69.42      6.352
6.501--7.000                         50         13,041,381.01        13.30       260,827.62      646       70.99      6.798
7.001--7.500                         55         14,700,545.62        14.99       267,282.65      639       70.75      7.313
7.501--8.000                         76         17,932,907.45        18.29       235,959.31      638       76.31      7.771
8.001--8.500                         55         10,644,221.51        10.85       193,531.30      624       77.06      8.272
8.501--9.000                         56          9,771,287.21         9.96       174,487.27      601       72.76      8.747
9.001--9.500                         28          4,014,106.34         4.09       143,360.94      590       74.69      9.310
9.501--10.000                        37          4,669,028.35         4.76       126,189.96      614       81.60      9.818
10.001--10.500                       30          3,399,562.80         3.47       113,318.76      601       80.36     10.295
10.501--11.000                       55          4,465,874.55         4.55        81,197.72      621       88.71     10.859
11.001--11.500                       24          1,653,729.37         1.69        68,905.39      634       98.30     11.198
11.501--12.000                       24          1,307,344.67         1.33        54,472.69      579       80.64     11.804
12.001--12.500                       14            761,640.67         0.78        54,402.91      582       93.59     12.326
12.501--13.000                        9            477,632.53         0.49        53,070.28      614       99.62     12.731
13.001--13.500                        1             14,973.23         0.02        14,973.23      622       95.00     13.200
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631       75.30%     8.121%
============================================================================================================================

                                       55

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1--50,000                            70        $ 2,531,490.33         2.58%     $ 36,164.15      629      95.30%     11.196%
50,001--100,000                     120          9,301,791.52         9.48        77,514.93      629      83.76       9.769
100,001--150,000                     96         11,961,050.81        12.20       124,594.28      621      74.67       8.993
150,001--200,000                     78         13,447,284.89        13.71       172,401.09      621      67.44       8.088
200,001--250,000                     54         11,927,131.80        12.16       220,872.81      621      73.71       7.795
250,001--300,000                     38         10,554,231.27        10.76       277,742.93      631      75.02       7.867
300,001--350,000                     36         11,667,719.61        11.90       324,103.32      639      74.99       7.494
350,001--400,000                     25          9,332,957.63         9.52       373,318.31      635      73.98       7.594
400,001--450,000                      5          2,088,079.83         2.13       417,615.97      641      87.15       7.499
450,001--500,000                      6          2,865,183.04         2.92       477,530.51      646      81.99       7.964
500,001--550,000                      6          3,174,759.98         3.24       529,126.66      654      79.00       7.119
550,001--600,000                      5          2,903,190.80         2.96       580,638.16      637      79.76       7.871
600,001--650,000                      4          2,496,146.38         2.55       624,036.60      671      63.41       6.690
650,001--700,000                      1            678,860.88         0.69       678,860.88      644      90.00       6.250
700,001--750,000                      2          1,450,396.49         1.48       725,198.25      638      66.90       6.726
750,001--800,000                      1            759,372.75         0.77       759,372.75      584      80.00       7.650
900,001--950,000                      1            933,798.61         0.95       933,798.61      664      55.00       6.600
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%     8.121%
============================================================================================================================

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-    AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1--50,000                            70        $ 2,531,490.33         2.58%     $ 36,164.15      629      95.30%     11.196%
50,001--100,000                     120          9,301,791.52         9.48        77,514.93      629      83.76       9.769
100,001--150,000                     96         11,961,050.81        12.20       124,594.28      621      74.67       8.993
150,001--200,000                     78         13,447,284.89        13.71       172,401.09      621      67.44       8.088
200,001--250,000                     54         11,927,131.80        12.16       220,872.81      621      73.71       7.795
250,001--300,000                     38         10,554,231.27        10.76       277,742.93      631      75.02       7.867
300,001--350,000                     36         11,667,719.61        11.90       324,103.32      639      74.99       7.494
350,001--400,000                     25          9,332,957.63         9.52       373,318.31      635      73.98       7.594
400,001--450,000                      5          2,088,079.83         2.13       417,615.97      641      87.15       7.499
450,001--500,000                      6          2,865,183.04         2.92       477,530.51      646      81.99       7.964
500,001--550,000                      6          3,174,759.98         3.24       529,126.66      654      79.00       7.119
550,001--600,000                      5          2,903,190.80         2.96       580,638.16      637      79.76       7.871
600,001--650,000                      4          2,496,146.38         2.55       624,036.60      671      63.41       6.690
650,001--700,000                      1            678,860.88         0.69       678,860.88      644      90.00       6.250
700,001--750,000                      2          1,450,396.49         1.48       725,198.25      638      66.90       6.726
750,001--800,000                      1            759,372.75         0.77       759,372.75      584      80.00       7.650
900,001--950,000                      1            933,798.61         0.95       933,798.61      664      55.00       6.600
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%      8.121%
============================================================================================================================

                                       56

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1--60                                 1      $    22,197.44          0.02%      $ 22,197.44      624      95.00%     12.500%
61--120                               2          102,404.69          0.10         51,202.35      674      64.82       8.664
121--180                             22        1,590,495.84          1.62         72,295.27      617      59.74       8.682
181--240                              7          920,077.15          0.94        131,439.59      605      70.01       8.316
301--360                            516       95,438,271.50         97.31        184,957.89      631      75.61       8.108
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548      $98,073,446.62        100.00%      $178,966.14      631      75.30%      8.121%
============================================================================================================================

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1--60                                 1        $    22,197.44         0.02%     $ 22,197.44      624      95.00%     12.500%
61--120                               2            102,404.69         0.10        51,202.35      674      64.82       8.664
121--180                             22          1,590,495.84         1.62        72,295.27      617      59.74       8.682
181--240                              7            920,077.15         0.94       131,439.59      605      70.01       8.316
301--360                            516         95,438,271.50        97.31       184,957.89      631      75.61       8.108
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%      8.121%
============================================================================================================================

                                       57

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

15.01--20.00                          2        $   224,177.49        0.23%      $112,088.75      579      18.31%      9.566%
20.01--25.00                          1             99,944.80        0.10         99,944.80      590      22.27       8.950
25.01--30.00                          1            199,903.48        0.20        199,903.48      585      29.63       8.600
30.01--35.00                          4            444,653.87        0.45        111,163.47      600      32.87       9.479
35.01--40.00                          8            946,580.73        0.97        118,322.59      611      37.69       8.061
40.01--45.00                          7          1,390,595.88        1.42        198,656.55      619      42.84       8.573
45.01--50.00                         16          3,259,045.72        3.32        203,690.36      644      48.01       7.513
50.01--55.00                         22          6,322,769.73        6.45        287,398.62      633      52.94       7.513
55.01--60.00                         30          5,554,854.89        5.66        185,161.83      631      57.99       7.858
60.01--65.00                         45          9,271,485.62        9.45        206,033.01      629      63.38       7.593
65.01--70.00                         44          9,704,824.92        9.90        220,564.20      621      68.30       7.695
70.01--75.00                         19          3,882,686.87        3.96        204,351.94      613      74.38       7.892
75.01--80.00                        120         27,246,115.94       27.78        227,050.97      637      79.76       7.821
80.01--85.00                         28          6,012,367.64        6.13        214,727.42      618      84.78       7.959
85.01--90.00                         39          9,688,377.33        9.88        248,419.93      627      89.74       8.138
90.01--95.00                         21          4,247,327.55        4.33        202,253.69      637      94.11       8.099
95.01--100.00                       141          9,577,734.16        9.77         67,927.19      644      99.98      10.687
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62      100.00%      $178,966.14      631      75.30%      8.121%
============================================================================================================================

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

15.01--20.00                          2      $   224,177.49          0.23%      $112,088.75      579      18.31%     9.566%
20.01--25.00                          1           99,944.80          0.10         99,944.80      590      22.27      8.950
25.01--30.00                          1          199,903.48          0.20        199,903.48      585      29.63      8.600
30.01--35.00                          4          444,653.87          0.45        111,163.47      600      32.87      9.479
35.01--40.00                          8          946,580.73          0.97        118,322.59      611      37.69      8.061
40.01--45.00                          7        1,390,595.88          1.42        198,656.55      619      42.84      8.573
45.01--50.00                         16        3,259,045.72          3.32        203,690.36      644      48.01      7.513
50.01--55.00                         22        6,322,769.73          6.45        287,398.62      633      52.94      7.513
55.01--60.00                         30        5,554,854.89          5.66        185,161.83      631      57.99      7.858
60.01--65.00                         43        9,062,695.74          9.24        210,760.37      630      63.42      7.591
65.01--70.00                         43        9,435,019.96          9.62        219,419.07      619      68.31      7.709
70.01--75.00                         17        3,712,904.22          3.79        218,406.13      615      74.35      7.794
75.01--80.00                         47       10,336,966.90         10.54        219,935.47      622      79.39      7.979
80.01--85.00                         22        4,478,220.53          4.57        203,555.48      611      84.71      8.230
85.01--90.00                         35        8,433,407.94          8.60        240,954.51      626      89.76      7.973
90.01--95.00                         29        6,527,761.44          6.66        225,095.22      637      90.90      8.084
95.01--100.00                       221       27,643,943.30         28.19        125,085.72      644      86.94      8.771
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548      $98,073,446.62        100.00%      $178,966.14      631      75.30%     8.121%
============================================================================================================================

                                       58

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

CA                                   84        $18,186,412.16       18.54%      $216,504.91      635      76.24%     7.998%
FL                                  114         17,510,871.26       17.85        153,604.13      624      76.19      8.042
NY                                   57         15,875,476.27       16.19        278,517.13      643      70.91      7.806
MD                                   39          7,114,591.09        7.25        182,425.41      617      70.00      8.349
NJ                                   31          5,202,714.94        5.30        167,829.51      640      72.12      8.280
HI                                   11          2,981,624.45        3.04        271,056.77      659      73.47      7.283
TX                                   21          2,973,131.27        3.03        141,577.68      644      73.01      8.125
GA                                   24          2,640,937.34        2.69        110,039.06      632      79.17      8.650
VA                                   14          2,429,984.17        2.48        173,570.30      618      82.60      8.768
IL                                   24          2,413,799.20        2.46        100,574.97      617      81.05      9.233
NV                                   10          2,373,997.37        2.42        237,399.74      629      77.36      7.321
AZ                                   14          2,088,035.91        2.13        149,145.42      633      79.21      7.989
MA                                   11          1,996,723.90        2.04        181,520.35      642      79.37      8.498
CT                                    9          1,894,786.99        1.93        210,531.89      635      76.29      7.757
DC                                   10          1,883,257.81        1.92        188,325.78      580      64.17      9.095
Other                                75         10,507,102.49       10.71        140,094.70      622      80.92      8.431
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62      100.00%      $178,966.14      631      75.30%     8.121%
============================================================================================================================

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

2nd Home                              5        $   701,611.43        0.72%      $140,322.29      654      73.29%     8.164%
Non-Owner Occupied                   29          4,960,282.26        5.06        171,044.22      627      73.91      9.258
Owner Occupied                      514         92,411,552.93       94.23        179,789.01      631      75.38      8.060
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62      100.00%      $178,966.14      631      75.30%     8.121%
============================================================================================================================

                                       59

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                      LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Single Family                       463        $82,052,523.17        83.66%     $177,219.27      630      75.36%     8.078%
Multi Family                         52         11,745,198.58        11.98       225,869.20      641      72.90      8.201
Condo                                33          4,275,724.87         4.36       129,567.42      628      80.72      8.722
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%     8.121%
============================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Cash Out                            333        $70,250,948.40        71.63%     $210,963.81      626      71.73%     7.861%
Purchase                            209         25,941,914.45        26.45       124,123.99      642      85.35      8.904
Refinance                             6          1,880,583.77         1.92       313,430.63      674      69.90      7.013
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%     8.121%
============================================================================================================================

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
DOCUMENTATION TYPE                 LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

Easy                                  4        $   639,125.11         0.65%     $159,781.28      576      59.99%     8.141%
Full                                355         67,262,017.96        68.58       189,470.47      629      76.02      7.802
Stated                              189         30,172,303.55        30.77       159,641.82      636       4.01      8.831
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%     8.121%
============================================================================================================================

                                       60

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                 LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

476--500                              1        $   202,312.28         0.21%     $202,312.28      500      75.00%     9.800%
501--525                             11          1,522,863.78         1.55       138,442.16      513      58.04     10.467
526--550                             25          3,880,018.90         3.96       155,200.76      541      71.03      9.456
551--575                             31          6,029,104.86         6.15       194,487.25      561      66.77      8.886
576--600                             65         10,861,082.26        11.07       167,093.57      589      72.90      8.550
601--625                             92         15,273,984.40        15.57       166,021.57      616      76.18      8.133
626--650                            177         29,839,495.64        30.43       168,584.72      638      80.25      8.099
651--675                             87         17,848,136.17        18.20       205,150.99      662      75.45      7.569
676--700                             42          9,111,469.72         9.29       216,939.76      686      76.73      7.615
701--725                              6          1,325,701.76         1.35       220,950.29      716      57.42      6.726
726--750                              6          1,117,441.54         1.14       186,240.26      732      65.21      7.169
751--775                              3            637,128.72         0.65       212,376.24      760      48.07      7.443
776--800                              1            344,761.37         0.35       344,761.37      794      61.61      7.850
801--825                              1             79,945.22         0.08        79,945.22      816      80.00      7.900
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%     8.121%
============================================================================================================================

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS          MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(MONTHS)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

0                                   176        $25,149,188.02        25.64%     $142,893.11      632      75.01%     8.611%
12                                   60         15,918,770.97        16.23       265,312.85      638      72.04      7.848
24                                   84          9,857,326.24        10.05       117,349.12      634      81.93      9.180
30                                    1            226,728.45         0.23       226,728.45      628      95.00      7.750
36                                  227         46,921,432.94        47.84       206,702.35      627      75.07      7.730
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%     8.121%
============================================================================================================================

                            DISTRIBUTION BY LIEN TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                  MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

1st                                 404        $89,146,191.92        90.90%     $220,658.89      630      72.86%     7.833%
2nd                                 144          8,927,254.70         9.10        61,994.82      643      99.65     10.995
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                              548        $98,073,446.62       100.00%     $178,966.14      631      75.30%     8.121%
============================================================================================================================

                                       61

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                     $189,120,439.97
NUMBER OF MORTGAGE LOANS:                                                    579
AVERAGE SCHEDULED PRINCIPAL BALANCE:                             $    326,632.88
WEIGHTED AVERAGE GROSS COUPON:                                            7.548%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                      633
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.62%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   95.19%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                       24
WEIGHTED AVERAGE GROSS MARGIN(1):                                         5.398%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     2.014%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                     100.00%
SILENT SECONDS:                                                           76.70%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       62

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                  NUMBER                                                 WEIGHTED  ORIGINAL  WEIGHTED
                                    OF                         PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                                 MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PRODUCT TYPE                      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

2/1 ARM 5Y-IO                       568     $186,536,761.04       98.63%    $328,409.79     633     80.58%    7.544%
3/1 ARM 5Y-IO                        11        2,583,678.93        1.37      234,879.90     635     83.64     7.784
---------------------------------------------------------------------------------------------------------------------
TOTAL:                              579     $189,120,439.97      100.00%    $326,632.88     633     80.62%    7.548%
=====================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                  NUMBER                                                 WEIGHTED  ORIGINAL  WEIGHTED
                                    OF                         PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
CURRENT GROSS MORTGAGE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATE (%)                          LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

5.001--5.500                          1     $    340,076.00        0.18%    $340,076.00     737      78.36%    5.500%
5.501--6.000                          9        3,415,950.00        1.81      379,550.00     632      79.72     5.850
6.001--6.500                         17        5,311,536.90        2.81      312,443.35     647      81.45     6.358
6.501--7.000                         95       36,391,711.86       19.24      383,070.65     644      79.41     6.831
7.001--7.500                        142       50,056,401.89       26.47      352,509.87     632      80.74     7.300
7.501--8.000                        174       54,242,592.45       28.68      311,739.04     629      80.28     7.786
8.001--8.500                         89       24,482,766.50       12.95      275,087.26     621      82.06     8.283
8.501--9.000                         36       10,336,835.00        5.47      287,134.31     634      81.49     8.741
9.001--9.500                         12        3,662,800.00        1.94      305,233.33     646      81.84     9.226
9.501--10.000                         3          817,800.00        0.43      272,600.00     609      87.30     9.656
10.001--10.500                        1           61,969.37        0.03       61,969.37     619     100.00    10.350
---------------------------------------------------------------------------------------------------------------------
TOTAL:                              579     $189,120,439.97      100.00%    $326,632.88     633      80.62%    7.548%
=====================================================================================================================

                                       63

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                   WEIGHTED
                                                                                                    AVERAGE
                                  NUMBER                                                 WEIGHTED  ORIGINAL  WEIGHTED
                                    OF                         PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
ORIGINAL MORTGAGE LOAN           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
BALANCE ($)                       LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------------------------------------------------------------------------------------------------------

50,001--100,000                     19      $  1,688,877.30        0.89%    $ 88,888.28     626     79.45%    8.206%
100,001--150,000                    50         6,413,339.49        3.39      128,266.79     623     80.86     7.963
150,001--200,000                   100        17,657,794.25        9.34      176,577.94     629     81.60     7.696
200,001--250,000                    68        15,480,469.25        8.19      227,653.96     633     80.42     7.717
250,001--300,000                    60        16,694,567.32        8.83      278,242.79     630     81.55     7.755
300,001--350,000                    74        24,146,850.82       12.77      326,308.79     634     80.87     7.376
350,001--400,000                    43        16,151,073.33        8.54      375,606.36     629     79.89     7.378
400,001--450,000                    43        18,268,444.72        9.66      424,847.55     632     80.14     7.559
450,001--500,000                    40        18,905,166.30       10.00      472,629.16     635     81.26     7.261
500,001--550,000                    15         7,856,948.00        4.15      523,796.53     623     80.03     7.524
550,001--600,000                    20        11,546,340.56        6.11      577,317.03     646     80.88     7.597
600,001--650,000                    13         8,148,214.99        4.31      626,785.77     632     79.92     7.685
650,001--700,000                     8         5,378,200.00        2.84      672,275.00     629     79.37     7.513
700,001--750,000                     7         5,070,598.65        2.68      724,371.24     623     81.24     7.509
750,001--800,000                    11         8,590,947.99        4.54      780,995.27     639     79.53     7.556
800,001--850,000                     1           822,400.00        0.43      822,400.00     633     80.00     6.990
850,001--900,000                     5         4,417,750.00        2.34      883,550.00     655     79.05     7.338
900,001--950,000                     1           902,457.00        0.48      902,457.00     650     81.67     7.700
950,001--1,000,000                   1           980,000.00        0.52      980,000.00     673     80.00     7.250
---------------------------------------------------------------------------------------------------------------------
TOTAL:                             579      $189,120,439.97      100.00%    $326,632.88     633     80.62%    7.548%
=====================================================================================================================

                                       64

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
BALANCE ($)                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

50,001--100,000                      19      $  1,688,877.30         0.89%     $ 88,888.28      626      79.45%     8.206%
100,001--150,000                     50         6,413,339.49         3.39       128,266.79      623      80.86      7.963
150,001--200,000                    100        17,657,794.25         9.34       176,577.94      629      81.60      7.696
200,001--250,000                     68        15,480,469.25         8.19       227,653.96      633      80.42      7.717
250,001--300,000                     60        16,694,567.32         8.83       278,242.79      630      81.55      7.755
300,001--350,000                     74        24,146,850.82        12.77       326,308.79      634      80.87      7.376
350,001--400,000                     43        16,151,073.33         8.54       375,606.36      629      79.89      7.378
400,001--450,000                     43        18,268,444.72         9.66       424,847.55      632      80.14      7.559
450,001--500,000                     40        18,905,166.30        10.00       472,629.16      635      81.26      7.261
500,001--550,000                     15         7,856,948.00         4.15       523,796.53      623      80.03      7.524
550,001--600,000                     20        11,546,340.56         6.11       577,317.03      646      80.88      7.597
600,001--650,000                     13         8,148,214.99         4.31       626,785.77      632      79.92      7.685
650,001--700,000                      8         5,378,200.00         2.84       672,275.00      629      79.37      7.513
700,001--750,000                      7         5,070,598.65         2.68       724,371.24      623      81.24      7.509
750,001--800,000                     11         8,590,947.99         4.54       780,995.27      639      79.53      7.556
800,001--850,000                      1           822,400.00         0.43       822,400.00      633      80.00      6.990
850,001--900,000                      5         4,417,750.00         2.34       883,550.00      655      79.05      7.338
900,001--950,000                      1           902,457.00         0.48       902,457.00      650      81.67      7.700
950,001--1,000,000                    1           980,000.00         0.52       980,000.00      673      80.00      7.250
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
===========================================================================================================================

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

301--360                            579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
---------------------------------------------------------------------------------------------------------------------------

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)            LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

301--360                            579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
---------------------------------------------------------------------------------------------------------------------------

                                       65

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

45.01--50.00                          4      $  1,158,999.93         0.61%     $289,749.98      659       47.32%    7.014%
50.01--55.00                          1           321,000.00         0.17       321,000.00      668       54.87     8.350
55.01--60.00                          1           285,000.00         0.15       285,000.00      670       60.00     7.625
60.01--65.00                          3         1,179,000.00         0.62       393,000.00      663       61.46     7.570
65.01--70.00                          3           827,000.00         0.44       275,666.67      674       68.07     7.323
70.01--75.00                         15         6,116,772.99         3.23       407,784.87      615       73.88     7.447
75.01--80.00                        450       147,075,317.17        77.77       326,834.04      634       79.88     7.534
80.01--85.00                         40        12,571,349.59         6.65       314,283.74      631       84.25     7.334
85.01--90.00                         53        17,571,490.92         9.29       331,537.56      621       89.67     7.748
90.01--95.00                          6         1,571,540.00         0.83       261,923.33      622       94.26     8.489
95.01--100.00                         3           442,969.37         0.23       147,656.46      620      100.00     9.418
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633       80.62%    7.548%
===========================================================================================================================

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

45.01--50.00                          4      $  1,158,999.93         0.61%     $289,749.98      659      47.32%     7.014%
50.01--55.00                          1           321,000.00         0.17       321,000.00      668      54.87      8.350
55.01--60.00                          1           285,000.00         0.15       285,000.00      670      60.00      7.625
60.01--65.00                          3         1,179,000.00         0.62       393,000.00      663      61.46      7.570
65.01--70.00                          3           827,000.00         0.44       275,666.67      674      68.07      7.323
70.01--75.00                         13         5,091,022.99         2.69       391,617.15      613      74.31      7.349
75.01--80.00                         35        13,518,475.77         7.15       386,242.16      630      78.78      7.244
80.01--85.00                         20         7,678,320.71         4.06       383,916.04      630      83.78      7.335
85.01--90.00                         43        14,991,871.97         7.93       348,648.19      625      87.34      7.582
90.01--95.00                         23         8,499,783.59         4.49       369,555.81      628      83.96      7.402
95.01--100.00                       432       135,326,425.01        71.56       313,255.61      634      80.52      7.607
100.01* >=                            1           243,540.00         0.13       243,540.00      646      90.20      7.600
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
===========================================================================================================================

*    No mortgage loan with a CLTV greater than 100.00% will be included in the final pool.

                                       66

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                             LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

CA                                  217      $ 93,778,820.77        49.59%     $432,160.46      637      79.88%     7.378%
FL                                   87        20,386,143.53        10.78       234,323.49      633      81.45      7.671
MD                                   52        14,444,799.55         7.64       277,784.61      625      81.12      7.794
NY                                   34        12,929,838.51         6.84       380,289.37      628      81.92      7.410
VA                                   26        10,047,684.76         5.31       386,449.41      628      81.62      7.925
NJ                                   17         5,247,196.38         2.77       308,658.61      624      82.35      8.080
GA                                   15         3,176,111.00         1.68       211,740.73      613      81.80      7.755
HI                                    6         3,162,000.00         1.67       527,000.00      636      77.40      7.283
AZ                                   14         3,151,756.32         1.67       225,125.45      628      81.90      7.891
MA                                   10         2,909,838.94         1.54       290,983.89      617      82.19      8.074
MN                                   14         2,776,295.00         1.47       198,306.79      635      81.43      7.741
IL                                   11         2,606,762.00         1.38       236,978.36      637      79.70      7.861
NV                                   12         2,556,671.08         1.35       213,055.92      643      78.81      7.618
CO                                    9         1,830,230.00         0.97       203,358.89      618      80.54      7.475
NC                                   11         1,319,633.23         0.70       119,966.66      616      82.60      8.163
Other                                44         8,796,658.90         4.65       199,924.07      634      81.64      7.588
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
===========================================================================================================================

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Owner Occupied                      579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
===========================================================================================================================

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                     LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Single Family                       484      $159,494,549.56        84.33%     $329,534.19      631      80.69%     7.547%
Condo                                60        16,385,260.82         8.66       273,087.68      641      80.42      7.584
Multi Family                         35        13,240,629.59         7.00       378,303.70      648      79.96      7.509
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
===========================================================================================================================

                                       67

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                       LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Purchase                           370       $118,650,597.82        62.74%     $320,677.29      635       80.53%     7.610%
Cash Out                           201         67,416,694.16        35.65       335,406.44      630       80.88      7.475
Refinance                            8          3,053,147.99         1.61       381,643.50      613       78.05      6.733
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             579       $189,120,439.97       100.00%     $326,632.88      633       80.62%     7.548%
===========================================================================================================================

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
DOCUMENTATION TYPE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Easy                                 3       $  1,063,758.95         0.56%     $354,586.32      626       82.01%     7.156%
Full                               523        167,733,386.84        88.69       320,713.93      629       80.82      7.463
Stated                              53         20,323,294.18        10.75       383,458.38      666       78.84      8.265
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             579       $189,120,439.97       100.00%     $326,632.88      633       80.62%     7.548%
===========================================================================================================================

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                 LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

551--575                              1      $    378,000.00         0.20%     $378,000.00      564       90.00%     7.990%
576--600                            107        33,965,698.05        17.96       317,436.43      590       81.39      7.748
601--625                            170        51,637,882.93        27.30       303,752.25      613       80.89      7.596
626--650                            139        45,790,630.57        24.21       329,429.00      639       80.72      7.454
651--675                            103        35,991,678.33        19.03       349,433.77      661       79.87      7.537
676--700                             50        18,385,874.09         9.72       367,717.48      684       79.95      7.360
701--725                              5         1,821,400.00         0.96       364,280.00      716       80.49      7.259
726--750                              3           899,276.00         0.48       299,758.67      736       79.38      6.782
751--775                              1           250,000.00         0.13       250,000.00      754       47.17      7.000
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633       80.62%     7.548%
===========================================================================================================================

                                       68

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(MONTHS)                           LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

0                                  177        $54,804,512.61        28.98%     $309,630.01      629       81.04%     7.857%
12                                  30         12,230,854.33         6.47       407,695.14      643       78.60      7.813
24                                 293         96,065,169.97        50.80       327,867.47      636       80.70      7.489
36                                  79         26,019,903.06        13.76       329,365.86      625       80.37      6.987
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             579       $189,120,439.97       100.00%     $326,632.88      633       80.62%     7.548%
===========================================================================================================================

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
INITIAL CAP (%)                    LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

2.000                              572       $186,563,839.97        98.65%     $326,160.56      633       80.66%     7.544%
3.000                                7          2,556,600.00         1.35       365,228.57      628       77.15      7.818
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             579       $189,120,439.97       100.00%     $326,632.88      633       80.62%     7.548%
===========================================================================================================================

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PERIODIC CAP (%)                   LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

1.500                              579       $189,120,439.97       100.00%     $326,632.88      633       80.62%     7.548%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             579       $189,120,439.97       100.00%     $326,632.88      633       80.62%     7.548%
===========================================================================================================================

                                       69

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY GROSS MARGIN

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ARM MARGIN (%)                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

3.001--4.000                         14      $  4,796,891.00         2.54%     $342,635.07      638      80.40%     6.014%
4.001--5.000                        129        48,290,602.59        25.53       374,345.76      642      79.78      6.865
5.001--6.000                        305        99,541,132.83        52.63       326,364.37      631      80.77      7.605
6.001--7.000                        131        36,491,813.55        19.30       278,563.46      624      81.33      8.498
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
===========================================================================================================================

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

11.001--11.500                        1      $    340,076.00         0.18%     $340,076.00      737       78.36%     5.500%
11.501--12.000                        9         3,415,950.00         1.81       379,550.00      632       79.72      5.850
12.001--12.500                       17         5,311,536.90         2.81       312,443.35      647       81.45      6.358
12.501--13.000                       95        36,391,711.86        19.24       383,070.65      644       79.41      6.831
13.001--13.500                      142        50,056,401.89        26.47       352,509.87      632       80.74      7.300
13.501--14.000                      174        54,242,592.45        28.68       311,739.04      629       80.28      7.786
14.001--14.500                       89        24,482,766.50        12.95       275,087.26      621       82.06      8.283
14.501--15.000                       36        10,336,835.00         5.47       287,134.31      634       81.49      8.741
15.001--15.500                       12         3,662,800.00         1.94       305,233.33      646       81.84      9.226
15.501--16.000                        3           817,800.00         0.43       272,600.00      609       87.30      9.656
16.001--16.500                        1            61,969.37         0.03        61,969.37      619      100.00     10.350
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633       80.62%     7.548%
===========================================================================================================================

                                       70

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

5.001--5.500                          1      $    340,076.00         0.18%     $340,076.00      737       78.36%     5.500%
5.501--6.000                         11         4,256,106.00         2.25       386,918.73      632       79.77      6.263
6.001--6.500                         17         5,311,536.90         2.81       312,443.35      647       81.45      6.358
6.501--7.000                         95        36,391,711.86        19.24       383,070.65      644       79.41      6.831
7.001--7.500                        142        50,056,401.89        26.47       352,509.87      632       80.74      7.300
7.501--8.000                        172        53,402,436.45        28.24       310,479.28      629       80.28      7.783
8.001--8.500                         89        24,482,766.50        12.95       275,087.26      621       82.06      8.283
8.501--9.000                         36        10,336,835.00         5.47       287,134.31      634       81.49      8.741
9.001--9.500                         12         3,662,800.00         1.94       305,233.33      646       81.84      9.226
9.501--10.000                         3           817,800.00         0.43       272,600.00      609       87.30      9.656
10.001--10.500                        1            61,969.37         0.03        61,969.37      619      100.00     10.350
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97       100.00%     $326,632.88      633       80.62%     7.548%
===========================================================================================================================

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ADJUSTMENT DATE                   LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

2008-02-01                            4      $  1,749,899.99         0.93%     $437,475.00      616      79.87%     7.730%
2008-03-01                          127        38,357,189.90        20.28       302,025.12      632      81.46      7.692
2008-04-01                          277        92,458,686.28        48.89       333,785.87      632      80.55      7.532
2008-05-01                          160        53,970,984.87        28.54       337,318.66      635      80.01      7.455
2009-03-01                            3           433,169.37         0.23       144,389.79      634      82.86      7.683
2009-04-01                            5         1,375,609.56         0.73       275,121.91      640      86.00      7.556
2009-05-01                            3           774,900.00         0.41       258,300.00      628      79.89      8.245
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                              579      $189,120,439.97      100.00%      $326,632.88      633      80.62%     7.548%
===========================================================================================================================

                            DISTRIBUTION BY LIEN TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

1st                                579       $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             579       $189,120,439.97       100.00%     $326,632.88      633      80.62%     7.548%
===========================================================================================================================

                                       71

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

     Statistics for the Mortgage Loans listed below are based on the Cut-off
                            Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                     $546,858,732.01
NUMBER OF MORTGAGE LOANS:                                                  1,803
AVERAGE SCHEDULED PRINCIPAL BALANCE:                             $    303,304.90
WEIGHTED AVERAGE GROSS COUPON:                                            8.246%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                      614
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   78.51%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   87.42%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                       24
WEIGHTED AVERAGE GROSS MARGIN(1):                                         5.976%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     2.019%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                       0.00%
SILENT SECONDS:                                                           47.49%
--------------------------------------------------------------------------------

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan at any given time is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the
     Mortgage Loan.

     The combined loan-to-value of a mortgage at any given time is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b)
     either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       72

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PRODUCT TYPE                       LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

40/30 2/1 ARM                      1,689      $512,922,433.66        93.79%     $303,684.09      613      78.74%     8.277%
40/30 3/1 ARM                         21         6,317,159.57         1.16       300,817.12      609      73.37      8.491
40/30 5/1 ARM                          6         1,637,580.87         0.30       272,930.15      611      85.87      8.215
40/30 Fixed                           87        25,981,557.91         4.75       298,638.60      633      74.88      7.587
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803      $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
============================================================================================================================

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                                         WEIGHTED
                                                                                                          AVERAGE
                                                                                              WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
CURRENT GROSS MORTGAGE           MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATE (%)                           LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
----------------------------------------------------------------------------------------------------------------------------

5.001--5.500                           2      $    781,818.75         0.14%     $390,909.38      627      77.82%      5.352%
5.501--6.000                           4         1,295,911.07         0.24       323,977.77      652      66.42       5.754
6.001--6.500                          31        10,578,360.77         1.93       341,237.44      647      78.54       6.348
6.501--7.000                         104        36,430,648.47         6.66       350,294.70      638      77.30       6.835
7.001--7.500                         217        72,394,599.06        13.24       333,615.66      625      77.89       7.344
7.501--8.000                         400       128,983,425.55        23.59       322,458.56      626      79.11       7.817
8.001--8.500                         366       110,343,519.45        20.18       301,485.03      619      79.61       8.296
8.501--9.000                         303        87,325,801.98        15.97       288,203.97      613      80.41       8.772
9.001--9.500                         182        50,024,620.83         9.15       274,860.55      589      79.06       9.287
9.501--10.000                        115        30,310,515.34         5.54       263,569.70      573      76.52       9.774
10.001--10.500                        27         7,843,796.48         1.43       290,510.98      535      69.39      10.215
10.501--11.000                        24         5,409,796.16         0.99       225,408.17      534      64.99      10.813
11.001--11.500                         7         1,284,976.51         0.23       183,568.07      528      72.29      11.190
11.501--12.000                        10         1,475,387.91         0.27       147,538.79      534      55.03      11.773
12.001--12.500                        10         2,209,824.97         0.40       220,982.50      529      63.06      12.203
12.501--13.000                         1           165,728.71         0.03       165,728.71      575      65.00      12.900
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803      $546,858,732.01       100.00%     $303,304.90      614      78.51%      8.246%
============================================================================================================================

                                       73

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                                                                WEIGHTED   ORIGINAL   WEIGHTED
                                 NUMBER OF                        PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
ORIGINAL MORTGAGE LOAN           MORTGAGE                        OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS     PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
------------------------------------------------------------------------------------------------------------------------------

1--50,000                              1      $     49,978.24         0.01%     $   49,978.24      552      80.00%      8.950%
50,001--100,000                       63         5,387,231.00         0.99          85,511.60      594      71.69       8.842
100,001--150,000                     196        25,063,661.63         4.58         127,875.82      602      75.85       8.727
150,001--200,000                     297        51,999,032.03         9.51         175,080.92      604      76.36       8.446
200,001--250,000                     236        53,046,292.33         9.70         224,772.43      606      78.33       8.421
250,001--300,000                     206        56,829,390.07        10.39         275,870.83      610      76.50       8.285
300,001--350,000                     212        68,424,424.78        12.51         322,756.72      615      78.28       8.144
350,001--400,000                     170        63,353,509.08        11.58         372,667.70      616      78.83       8.133
400,001--450,000                     130        54,895,218.17        10.04         422,270.91      616      80.92       8.276
450,001--500,000                      93        44,063,052.99         8.06         473,796.27      622      80.03       8.096
500,001--550,000                      68        35,434,608.89         6.48         521,097.19      621      79.54       8.105
550,001--600,000                      39        22,458,797.20         4.11         575,866.59      622      82.14       8.036
600,001--650,000                      30        18,728,731.20         3.42         624,291.04      626      80.71       8.084
650,001--700,000                      25        16,880,072.46         3.09         675,202.90      617      81.40       8.357
700,001--750,000                      19        14,013,358.61         2.56         737,545.19      611      78.15       8.359
750,001--800,000                       7         5,491,882.21         1.00         784,554.60      625      76.48       8.580
800,001--850,000                       5         4,151,968.33         0.76         830,393.67      622      68.05       7.604
900,001--950,000                       1           933,798.61         0.17         933,798.61      664      55.00       6.600
950,001--1,000,000                     2         1,998,901.04         0.37         999,450.52      679      78.80       7.025
1,000,001 >=                           3         3,654,823.14         0.67       1,218,274.38      645      81.51       7.157
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803      $546,858,732.01       100.00%     $  303,304.90      614      78.51%      8.246%
==============================================================================================================================

                                       74

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                                          WEIGHTED
                                                                                                           AVERAGE
                                  NUMBER                                                       WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE       AVERAGE       AVERAGE     LOAN-     AVERAGE
CURRENT UNPAID PRINCIPAL         MORTGAGE                       OF PRINCIPAL     PRINCIPAL      CREDIT    TO-VALUE     GROSS
BALANCE ($)                        LOANS    PRINCIPAL BALANCE      BALANCE        BALANCE        SCORE      RATIO     COUPON
-----------------------------------------------------------------------------------------------------------------------------

1--50,000                              1     $     49,978.24         0.01%     $   49,978.24      552      80.00%     8.950%
50,001--100,000                       63        5,387,231.00         0.99          85,511.60      594      71.69      8.842
100,001--150,000                     196       25,063,661.63         4.58         127,875.82      602      75.85      8.727
150,001--200,000                     297       51,999,032.03         9.51         175,080.92      604      76.36      8.446
200,001--250,000                     236       53,046,292.33         9.70         224,772.43      606      78.33      8.421
250,001--300,000                     206       56,829,390.07        10.39         275,870.83      610      76.50      8.285
300,001--350,000                     212       68,424,424.78        12.51         322,756.72      615      78.28      8.144
350,001--400,000                     171       63,753,377.30        11.66         372,826.77      616      78.84      8.135
400,001--450,000                     129       54,495,349.95         9.97         422,444.57      615      80.93      8.274
450,001--500,000                      93       44,063,052.99         8.06         473,796.27      622      80.03      8.096
500,001--550,000                      68       35,434,608.89         6.48         521,097.19      621      79.54      8.105
550,001--600,000                      39       22,458,797.20         4.11         575,866.59      622      82.14      8.036
600,001--650,000                      30       18,728,731.20         3.42         624,291.04      626      80.71      8.084
650,001--700,000                      25       16,880,072.46         3.09         675,202.90      617      81.40      8.357
700,001--750,000                      19       14,013,358.61         2.56         737,545.19      611      78.15      8.359
750,001--800,000                       7        5,491,882.21         1.00         784,554.60      625      76.48      8.580
800,001--850,000                       5        4,151,968.33         0.76         830,393.67      622      68.05      7.604
900,001--950,000                       1          933,798.61         0.17         933,798.61      664      55.00      6.600
950,001--1,000,000                     2        1,998,901.04         0.37         999,450.52      679      78.80      7.025
1,000,001 >=                           3        3,654,823.14         0.67       1,218,274.38      645      81.51      7.157
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $  303,304.90      614      78.51%     8.246%
=============================================================================================================================

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
REMAINING TERM (MONTHS)            LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

301--360                           1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                                       75

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ORIGINAL TERM (MONTHS)             LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

301--360                           1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
ORIGINAL LOAN-TO-VALUE RATIO     MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(%)                                LOANS    PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

15.01--20.00                           1     $     74,942.53         0.01%     $ 74,942.53      663      17.81%     6.990%
20.01--25.00                           2          249,907.80         0.05       124,953.90      550      22.98      9.510
25.01--30.00                           4          564,732.60         0.10       141,183.15      597      29.10      8.590
30.01--35.00                           8        1,133,505.82         0.21       141,688.23      554      32.91      8.969
35.01--40.00                           7        1,495,266.64         0.27       213,609.52      636      38.18      7.904
40.01--45.00                          11        2,121,973.29         0.39       192,906.66      577      42.62      8.547
45.01--50.00                          25        5,152,909.17         0.94       206,116.37      580      48.14      8.818
50.01--55.00                          31        8,826,174.03         1.61       284,715.29      588      53.04      8.459
55.01--60.00                          50       13,332,060.82         2.44       266,641.22      588      57.86      8.345
60.01--65.00                          84       23,785,706.75         4.35       283,163.18      577      63.44      8.609
65.01--70.00                         108       32,693,563.82         5.98       302,718.18      584      68.55      8.637
70.01--75.00                         124       38,370,032.66         7.02       309,435.75      580      73.85      8.647
75.01--80.00                         891      273,880,980.13        50.08       307,386.06      633      79.81      8.089
80.01--85.00                         180       56,679,791.15        10.36       314,887.73      600      84.35      8.047
85.01--90.00                         238       76,130,045.40        13.92       319,874.14      613      89.66      8.332
90.01--95.00                          24        8,452,397.89         1.55       352,183.25      602      94.74      8.438
95.01--100.00                         15        3,914,741.51         0.72       260,982.77      640      99.69      8.756
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                                       76

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
COMBINED LOAN-TO-VALUE           MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
RATIO (%)                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

15.01--20.00                           1     $     74,942.53         0.01%     $ 74,942.53      663      17.81%     6.990%
20.01--25.00                           2          249,907.80         0.05       124,953.90      550      22.98      9.510
25.01--30.00                           4          564,732.60         0.10       141,183.15      597      29.10      8.590
30.01--35.00                           8        1,133,505.82         0.21       141,688.23      554      32.91      8.969
35.01--40.00                           7        1,495,266.64         0.27       213,609.52      636      38.18      7.904
40.01--45.00                          11        2,121,973.29         0.39       192,906.66      577      42.62      8.547
45.01--50.00                          24        5,052,936.21         0.92       210,539.01      579      48.10      8.830
50.01--55.00                          31        8,826,174.03         1.61       284,715.29      588      53.04      8.459
55.01--60.00                          50       13,332,060.82         2.44       266,641.22      588      57.86      8.345
60.01--65.00                          83       23,564,831.97         4.31       283,913.64      577      63.42      8.614
65.01--70.00                         104       31,912,938.91         5.84       306,855.18      582      68.53      8.631
70.01--75.00                         119       36,473,023.87         6.67       306,496.00      579      73.87      8.653
75.01--80.00                         135       41,939,889.28         7.67       310,665.85      598      78.98      8.372
80.01--85.00                         149       49,354,287.41         9.03       331,236.83      598      84.21      8.074
85.01--90.00                         191       61,350,852.97        11.22       321,208.65      610      89.08      8.299
90.01--95.00                          85       30,289,838.03         5.54       356,351.04      620      87.89      8.427
95.01--100.00                        799      239,121,569.83        43.73       299,276.06      638      80.60      8.042
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                              DISTRIBUTION BY STATE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
STATE                             LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

CA                                  508      $189,170,838.77        34.59%     $372,383.54      614      76.89%     8.111%
NY                                  168        70,613,536.21        12.91       420,318.67      626      78.77      8.097
FL                                  297        68,694,349.80        12.56       231,294.11      611      78.94      8.299
MD                                  120        33,127,351.90         6.06       276,061.27      610      79.85      8.245
NJ                                   98        31,569,015.01         5.77       322,132.81      618      78.77      8.506
VA                                   71        23,594,008.54         4.31       332,309.98      607      79.67      8.364
IL                                   69        17,880,754.19         3.27       259,141.37      620      82.02      8.698
MA                                   56        16,836,469.58         3.08       300,651.24      620      78.67      8.371
AZ                                   57        13,233,204.64         2.42       232,161.48      606      78.23      8.274
HI                                   29        11,076,271.23         2.03       381,940.39      620      79.37      8.242
NV                                   32         9,951,919.70         1.82       310,997.49      625      80.52      8.009
GA                                   44         8,386,478.60         1.53       190,601.79      600      82.41      8.650
WA                                   34         8,119,740.42         1.48       238,815.89      594      81.07      8.506
CO                                   30         6,646,787.68         1.22       221,559.59      614      79.92      8.426
MN                                   31         5,558,323.92         1.02       179,300.77      618      83.98      8.201
Other                               159        32,399,681.82         5.92       203,771.58      605      78.40      8.459
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,803      $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                                       77

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
OCCUPANCY                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

2nd Home                              11     $  3,702,314.04         0.68%     $336,574.00      621      77.08%     8.235%
Non-Owner Occupied                    82       20,219,391.97         3.70       246,577.95      625      81.84      8.843
Owner Occupied                     1,710      522,937,026.00        95.63       305,811.13      614      78.40      8.223
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PROPERTY TYPE                     LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Single Family                      1,453     $430,230,187.40        78.67%     $296,097.86      610      78.34%     8.252%
Multi Family                         230       89,978,762.13        16.45       391,212.01      631      78.86      8.179
Condo                                120       26,649,782.48         4.87       222,081.52      622      80.21      8.382
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LOAN PURPOSE                      LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Cash Out                             926     $285,458,998.33        52.20%     $308,271.06      597      76.36%     8.329%
Purchase                             861      255,991,660.55        46.81       297,319.00      634      80.89      8.146
Refinance                             16        5,408,073.13         0.99       338,004.57      598      80.00      8.638
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                                       78

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
DOCUMENTATION TYPE                LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

Easy                                  13     $  3,753,980.24         0.69%     $288,767.71      576      76.37%     9.099%
Full                                 826      236,053,094.35        43.17       285,778.56      606      80.93      7.901
Stated                               964      307,051,657.42        56.15       318,518.32      621      76.69      8.501
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                          DISTRIBUTION BY CREDIT SCORE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
CREDIT SCORE RANGE                LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

476--500                               1     $    126,721.29         0.02%     $126,721.29      500      65.00%     11.100%
501--525                              77       21,154,466.97         3.87       274,733.34      514      67.57      10.071
526--550                             113       29,620,715.13         5.42       262,130.22      538      73.57       9.217
551--575                             215       61,999,378.78        11.34       288,369.20      561      76.80       8.589
576--600                             303       83,832,251.96        15.33       276,674.10      588      78.73       8.272
601--625                             350      103,283,899.87        18.89       295,096.86      614      79.51       8.090
626--650                             410      134,140,394.16        24.53       327,171.69      637      80.26       8.047
651--675                             206       69,144,456.40        12.64       335,652.70      662      79.50       7.867
676--700                             110       36,682,442.35         6.71       333,476.75      687      79.99       7.713
701--725                              10        3,863,176.24         0.71       386,317.62      717      78.84       8.109
726--750                               5        1,865,977.98         0.34       373,195.60      739      78.84       7.637
751--775                               3        1,144,850.88         0.21       381,616.96      752      84.05       7.527
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%      8.246%
===========================================================================================================================

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
PREPAYMENT PENALTY TERMS         MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
(MONTHS)                          LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

0                                    624     $205,408,850.60        37.56%     $329,180.85      620      79.64%     8.407%
12                                   104       34,215,732.60         6.26       328,997.43      610      74.93      8.453
24                                   859      244,163,652.19        44.65       284,241.74      611      78.38      8.226
36                                   216       63,070,496.62        11.53       291,993.04      609      77.32      7.687
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614      78.51%     8.246%
===========================================================================================================================

                                       79

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                   DISTRIBUTION BY INITIAL INTEREST RATE CAP*

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
INITIAL CAP (%)                   LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

2.000                              1,680     $511,122,538.30        98.13%     $304,239.61      613      78.72%     8.275%
3.000                                 36        9,754,635.80         1.87       270,962.11      606      77.25      8.478
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,716     $520,877,174.10       100.00%     $303,541.48      613      78.70%     8.279%
===========================================================================================================================

* Includes adjustable-rate Mortgage Loans only.

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP*

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
PERIODIC CAP (%)                  LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

1.500                              1,716     $520,877,174.10       100.00%     $303,541.48      613      78.70%     8.279%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,716     $520,877,174.10       100.00%     $303,541.48      613      78.70%     8.279%
===========================================================================================================================

* Includes adjustable-rate Mortgage Loans only.

                          DISTRIBUTION BY GROSS MARGIN*

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ARM MARGIN (%)                    LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

2.001--3.000                           1     $    124,967.65        0.02%      $124,967.65      580      46.30%      8.350%
3.001--4.000                          15        4,726,408.35        0.91        315,093.89      646      74.85       6.033
4.001--5.000                         140       49,367,076.41        9.48        352,621.97      633      78.69       6.978
5.001--6.000                         635      203,488,248.23       39.07        320,453.93      625      78.89       7.809
6.001--7.000                         925      263,170,473.46       50.52        284,508.62      600      78.63       8.927
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,716     $520,877,174.10      100.00%      $303,541.48      613      78.70%      8.279%
===========================================================================================================================

* Includes adjustable-rate Mortgage Loans only.

                                       80

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                     DISTRIBUTION BY MAXIMUM MORTGAGE RATE*

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MAXIMUM MORTGAGE RATE (%)         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

11.001--11.500                        2      $    781,818.75         0.15%     $390,909.38      627       77.82%     5.352%
11.501--12.000                        4         1,295,911.07         0.25       323,977.77      652       66.42      5.754
12.001--12.500                       22         6,876,594.87         1.32       312,572.49      642       77.76      6.366
12.501--13.000                       85        30,787,799.50         5.91       362,209.41      637       78.57      6.849
13.001--13.500                      205        68,174,541.78        13.09       332,558.74      625       78.29      7.346
13.501--14.000                      385       123,604,199.90        23.73       321,049.87      625       79.08      7.820
14.001--14.500                      355       108,025,425.43        20.74       304,296.97      619       79.61      8.296
14.501--15.000                      294        85,161,482.74        16.35       289,664.91      613       80.72      8.776
15.001--15.500                      177        48,998,935.28         9.41       276,830.14      589       79.12      9.286
15.501--16.000                      111        29,345,087.84         5.63       264,370.16      571       76.32      9.772
16.001--16.500                       26         7,543,841.12         1.45       290,147.74      533       69.98     10.215
16.501--17.000                       24         5,409,796.16         1.04       225,408.17      534       64.99     10.813
17.001--17.500                        6         1,144,774.40         0.22       190,795.73      519       70.86     11.202
17.501--18.000                        9         1,351,411.58         0.26       150,156.84      536       56.73     11.785
18.001--18.500                       10         2,209,824.97         0.42       220,982.50      529       63.06     12.203
18.501--19.000                        1           165,728.71         0.03       165,728.71      575       65.00     12.900
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                            1,716      $520,877,174.10       100.00%     $303,541.48      613       78.70%     8.279%
===========================================================================================================================

* Includes adjustable-rate Mortgage Loans only.

                     DISTRIBUTION BY MINIMUM MORTGAGE RATE*

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
MINIMUM MORTGAGE RATE (%)         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

5.001--5.500                           3     $    899,847.33         0.17%     $299,949.11      627       74.64%     5.686%
5.501--6.000                           4        1,295,911.07         0.25       323,977.77      652       66.42      5.754
6.001--6.500                          23        7,244,503.48         1.39       314,978.41      642       77.87      6.474
6.501--7.000                          86       31,010,750.43         5.95       360,590.12      636       78.45      6.863
7.001--7.500                         205       68,174,541.78        13.09       332,558.74      625       78.29      7.346
7.501--8.000                         384      123,486,171.32        23.71       321,578.57      625       79.10      7.820
8.001--8.500                         354      107,657,516.82        20.67       304,117.28      619       79.61      8.295
8.501--9.000                         293       84,938,531.81        16.31       289,892.60      614       80.77      8.775
9.001--9.500                         177       48,998,935.28         9.41       276,830.14      589       79.12      9.286
9.501--10.000                        111       29,345,087.84         5.63       264,370.16      571       76.32      9.772
10.001--10.500                        26        7,543,841.12         1.45       290,147.74      533       69.98     10.215
10.501--11.000                        24        5,409,796.16         1.04       225,408.17      534       64.99     10.813
11.001--11.500                         6        1,144,774.40         0.22       190,795.73      519       70.86     11.202
11.501--12.000                         9        1,351,411.58         0.26       150,156.84      536       56.73     11.785
12.001--12.500                        10        2,209,824.97         0.42       220,982.50      529       63.06     12.203
12.501--13.000                         1          165,728.71         0.03       165,728.71      575       65.00     12.900
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,716     $520,877,174.10       100.00%     $303,541.48      613       78.70%     8.279%
===========================================================================================================================

* Includes adjustable-rate Mortgage Loans only.

                                       81

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE1    $1,153,121,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JUNE 19, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE*

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE            MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
ADJUSTMENT DATE                   LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

2007-12-01                             1     $    391,164.04         0.08%     $391,164.04      647       80.00%    7.300%
2008-01-01                             2          394,263.18         0.08       197,131.59      540       73.65     8.810
2008-02-01                            19        5,737,948.36         1.10       301,997.28      577       75.98     8.955
2008-03-01                           288       90,908,275.53        17.45       315,653.73      615       78.99     8.316
2008-04-01                           868      265,024,014.71        50.88       305,327.21      616       79.19     8.226
2008-05-01                           510      150,238,824.30        28.84       294,585.93      610       77.90     8.318
2008-06-01                             1          227,943.54         0.04       227,943.54      634       80.00     8.500
2009-03-01                             8        2,582,958.76         0.50       322,869.85      602       74.06     8.591
2009-04-01                            10        2,280,066.66         0.44       228,006.67      616       74.83     8.347
2009-05-01                             3        1,454,134.15         0.28       484,711.38      610       69.86     8.539
2011-03-01                             2          563,664.02         0.11       281,832.01      588       80.00     9.273
2011-04-01                             2          617,592.13         0.12       308,796.07      636       93.16     7.673
2011-05-01                             2          456,324.72         0.09       228,162.36      606       83.25     7.643
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,716     $520,877,174.10       100.00%     $303,541.48      613       78.70%    8.279%
===========================================================================================================================

* Includes adjustable-rate Mortgage Loans only.

                            DISTRIBUTION BY LIEN TYPE

                                                                                                        WEIGHTED
                                                                                                         AVERAGE
                                  NUMBER                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                    OF                           PERCENTAGE      AVERAGE      AVERAGE     LOAN-     AVERAGE
                                 MORTGAGE                       OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE     GROSS
LIEN TYPE                         LOANS     PRINCIPAL BALANCE      BALANCE       BALANCE       SCORE      RATIO     COUPON
---------------------------------------------------------------------------------------------------------------------------

1st                                1,803     $546,858,732.01       100.00%     $303,304.90      614       78.51%    8.246%
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                             1,803     $546,858,732.01       100.00%     $303,304.90      614       78.51%    8.246%
===========================================================================================================================

                                       82

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.